Excel
---------------------------
CHOICE (SM)
(the above is printed in very large letters)

(Centered on the cover is a graphic collage: upper right half shows the top and two sides of a cube. On the top of the cube there is a sky w/clouds; a house scene is on the left; and city skyscraper buildings are on right. Under the cube is the upper third of a globe. Next to the globe are two sides of a pyramid showing portions of a dollar bill.)


(Union Central logo)
Union Central

1996 Prospectuses
-------------------------------------
Carillon Life Account of The Union Central Life Insurance
Company;
Carillon Fund, Inc.;
MFS Variable Insurance Trust;
Scudder Variable Life Investment Fund; and
TCI Portfolios, Inc.


Distributed by: Carillon Investments, Inc.
P.O. Box 40409, Cincinnati, Ohio 45240

PROSPECTUS
Individual Flexible Premium Variable Universal Life Insurance
Policies
___________________________________________________________

CARILLON LIFE ACCOUNT
of THE UNION CENTRAL LIFE INSURANCE COMPANY

Home Office:
1876 Waycross Road
P.O. Box 40888
Cincinnati, Ohio  45240-4088

Telephone: 1-800-999-1840

______________________________________________________


             This prospectus describes an individual flexible premium variable universal life insurance policy (the policy) offered by The Union Central Life Insurance Company ("Union Central," "we," "us" or "our"). The policy is designed to provide insurance protection on the insured named in the policy, and at the same time provide the owner ("you" or "your") with the flexibility to vary the amount and timing of premium payments and to change the amount of death benefits payable under the policy. This flexibility allows you to provide for your changing insurance needs under a single insurance policy.

You also have the opportunity to allocate net premiums to one or more subdivisions of the variable account or to the guaranteed account or to both. This prospectus generally describes only that portion of the account value allocated to the variable account, through which account value is invested in subaccounts of Carillon Life Account (the "separate account"). For a brief summary of the guaranteed account, see "The Guaranteed Account," page 15. The assets of each subaccount are invested in a corresponding portfolio of Carillon Fund, Inc., Scudder Variable Life Investment Fund, TCI Portfolios, Inc., or MFS Variable Insurance Trust. The accompanying prospectuses provide additional information regarding the portfolios.

You can select from two death benefit options available under the policy: a level death benefit ("Option A") and a death benefit that includes the account value ("Option B"). Union Central guarantees that the death benefit will never be less than the specified amount of insurance (less any outstanding policy debt and past due charges) so long as sufficient premiums are paid to keep the policy in force.

The policy provides for a cash surrender value that can be obtained by surrendering the policy. Because this value is based on the performance of the portfolios to the extent that net premiums are allocated to the variable account, there is no guaranteed minimum cash surrender value.

If the cash surrender value is insufficient to cover the charges due under the policy, the policy will lapse without value. However, Union Central guarantees to keep the policy in force during the minimum guaranteed period, so long as the minimum monthly premium requirement and other conditions have been met. The policy also permits loans and partial cash surrenders, within limits.

It may not be advantageous to replace existing insurance with the policy. Within certain limits, you may return the policy, or convert it to a policy that provides benefits that do not vary with the investment results of a separate account by exercising the Conversion Right.


AN INVESTMENT IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE POLICY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE POLICY INVOLVES CERTAIN RISKS, INCLUDING THE LOSS OF PREMIUM PAYMENTS (PRINCIPAL).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Date of this Prospectus is December 15, 1995.

PROSPECTUS CONTENTS



Page
DEFINITIONS OF TERMS                                          4

SUMMARY AND DIAGRAM OF THE POLICY                             6

GENERAL INFORMATION ABOUT UNION CENTRAL,
 THE SEPARATE ACCOUNT AND THE PORTFOLIOS                      9
The Union Central Life Insurance Company                      9
Carillon Life Account                                         9
The Portfolios                                                9
Addition, Deletion or Substitution of Investments            10
Voting Rights                                                11

PREMIUM PAYMENTS AND ALLOCATIONS                             11
Applying for a Policy                                        11
Free Look Right to Cancel the Policy                         12
Premiums                                                     12
Net Premium Allocations                                      13
Crediting Net Premiums                                       13
Transfer Privilege                                           14
Dollar Cost Averaging Plan                                   14
Portfolio Rebalancing Plan                                   15
Earnings Sweep Plan                                          15

GUARANTEED ACCOUNT                                           15
Minimum Guaranteed and Current Interest Rates                15
Calculation of Guaranteed Account Value                      16
Transfers from Guaranteed Account                            16
Payment Deferral                                             16

CHARGES AND DEDUCTIONS                                       16
Premium Expense Charge                                       16
Monthly Deduction                                            16
Daily Mortality and Expense Risk Charge                      17
Transfer Charge                                              18
Surrender Charge                                             18
Special Arrangements                                         19
Fund Expenses                                                19
Cost of Additional Benefits Provided by Riders               19
Income Tax Charge                                            19

HOW YOUR ACCOUNT VALUES VARY                                 20
Determining the Account Value                                20
Cash Value                                                   21
Cash Surrender Value                                         21

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT                21
Amount of Death Benefit Proceeds                             21
Death Benefit Options                                        21
Initial Specified Amount and Death Benefit Option            22
Changes in Death Benefit Option                              22
Changes in Specified Amount                                  22
Selecting and Changing the Beneficiary                       22

                PROSPECTUS CONTENTS
---------------------------------------------------------------

CASH BENEFITS                                                22
Loans                                                        22
Surrendering the Policy for Cash Surrender Value             24
Partial Cash Surrenders                                      24
Maturity Benefit                                             24
Payment Options                                              24

ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES,
 DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS             24

OTHER POLICY BENEFITS AND PROVISIONS                         34
Limits on Rights to Contest the Policy                       34
Changes in the Policy or Benefits                            34
When Proceeds Are Paid                                       34
Reports to Policy Owners                                     34
Assignment                                                   34
Reinstatement                                                35
Supplemental and/or Rider Benefits                           35
Participating                                                36
State Variations                                             36

TAX CONSIDERATIONS                                           36
Tax Status of Policy                                         36
Treatment of Policy Benefits                                 37
Possible Charge for Union Central's Taxes                    38

OTHER INFORMATION ABOUT THE POLICIES AND UNION CENTRAL       38
Sale of the Policies                                         38
Union Central Directors and Executive Officers               39
State Regulation                                             40
Additional Information                                       40
Experts                                                      40
Actuarial Matters                                            40
Litigation                                                   40
Legal Matters                                                40
Financial Statements                                         40

APPENDIX A                                                   64




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY
JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.  NO
PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION
WITH THE OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS,
THE PROSPECTUSES FOR THE PORTFOLIOS, OR THE STATEMENTS OF
ADDITIONAL INFORMATION FOR THE PORTFOLIOS.

DEFINITIONS OF TERMS

account value - The sum of the variable account, the guaranteed account, and the loan account. Calculation of the account value is described on page 20.

age - The insured's age as of the birthday nearest to the date on which age is determined.

annual date - The same day in each policy year as the policy date.

beneficiary - The person or persons who will receive any death benefit proceeds when the insured dies. The primary beneficiary and the contingent beneficiary, if any, are designated in the application or in the last notice filed with us. The contingent beneficiary, if any, will become the beneficiary should the primary beneficiary die prior to the date of death of the insured.

cash surrender value - The cash value minus any outstanding policy debt.

cash value - Account value minus any applicable surrender charge.

death benefit option - Specified amount (Option A), or specified amount plus account value (Option B), depending on the option selected. See page 21.

guaranteed account - The account value that is part of Union Central's general assets and is not part of or dependent upon investment performance of the separate account. The guaranteed interest rate on the account value allocated to the guaranteed account is 4%. The guaranteed account is not FDIC-insured and is subject to claims from our creditors.
home office - 1876 Waycross Road, P.O. Box 40888, Cincinnati,
Ohio  45240-4088.

initial specified amount - The specified amount on the policy date.

insured - The person whose life is covered by the policy.

issue date - The date from which the suicide and contestable periods start. It is shown in your policy.

lapse - Termination of the policy at the expiration of the grace period while the insured is still living.

loan account - An account that is part of Union Central's general assets and to which account values are transferred from the variable account and/or guaranteed account as collateral for policy loans.

maturity date - The date when coverage terminates and the maturity benefit is paid. It is generally the insured's 100th birthday, and is shown in the policy form.

minimum monthly premium - An amount used to measure premium payments paid for purposes of determining whether the minimum guaranteed period is in effect. See page 12.

monthly date - The same day as the policy date for each succeeding month. The monthly deduction is deducted on each monthly date.

net premium - A premium payment minus the applicable premium expense charge. See page 13.

notice - A written request notice or request in a form satisfactory to us that is signed by the owner and received at the home office.

owner, you - The person(s) who owns a policy.

planned periodic premium - The premium determined by the owner as a level amount which is planned to be paid at fixed intervals over a specified period of time.

policy - The individual flexible premium variable universal life insurance policy, together with the application and any riders or endorsements thereto, that is described in this prospectus.

policy debt - The sum of all outstanding policy loans plus accrued interest.

policy date - The date from which policy months, years, and anniversaries are measured.

policy month - Each one-month period beginning with a monthly date and ending with the day immediately preceding the next following monthly date.

policy year - Each period of twelve months commencing with the policy date and ending immediately preceding the first annual date, or any following year commencing with an annual date and ending immediately preceding the next annual date.

portfolio - An investment company or series thereof in which a subaccount of the separate account invests.

premium payment(s) - The amount(s) paid by the owner(s) to purchase the policy; either a planned periodic premium or unscheduled premium.

risk amount - As of any monthly date, the death benefit under the policy less the account value (after deduction of the monthly deduction on that day, except for the cost of insurance charge).

separate account - Carillon Life Account, a separate investment account of Union Central.

specified amount - A dollar amount used to determine the death benefit under a policy. See page 22.

subaccount - A separate division of the separate account established to invest in a particular portfolio and available for investment under the policies through subdivisions of the variable account.

subdivision - That portion of your variable account that is invested in a particular subaccount of the separate account.

Union Central, we, our, us - The Union Central Life Insurance
Company.

unscheduled premium - Any premium other than a planned periodic premium.

valuation date - Each day on which both the New York Stock
Exchange and Union Central are open for business.

valuation period - The interval of time commencing at the close of business on one valuation date and ending at the close of business on the next succeeding valuation date.

variable account - The account value that is attributable to one or more subdivisions corresponding to subaccounts of the separate account.

SUMMARY AND DIAGRAM OF THE POLICY

The following summary of Prospectus information and diagram of the policy should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the policy in this Prospectus assumes that the policy is in force and there is no outstanding policy debt.

The policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, the owner of a policy pays premium payments for insurance coverage on the person insured. Also like fixed-benefit life insurance, the policy provides for accumulation of net premiums and a cash surrender value which is payable if the policy is surrendered during the insured's lifetime. As with fixed-benefit life insurance, the cash surrender value during the early policy years is likely to be substantially lower than the premium payments paid.

However, the policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the death benefit may and the account value will increase or decrease to reflect the investment performance of the subdivisions to which the account value is allocated. Also, there is no guaranteed minimum cash surrender value.
Nonetheless, Union Central guarantees to keep the policy in force during the first three policy years so long as the minimum monthly premium requirement has been met. See "Minimum Guaranteed Period," page 12. Otherwise, if the cash surrender value is insufficient to pay charges due, the policy will lapse without value after a grace period. See "Premiums to Prevent Lapse," page 13. If a policy lapses while loans are outstanding, adverse tax consequences may result. See "Tax Considerations," page 36.

The most important features of the policy, such as charges, cash benefits, death benefits, and calculation of policy values, are summarized in the diagram on the following pages.

Purpose of the Policy. The policy is designed to be a long-term investment providing insurance benefits. The policy should be evaluated in conjunction with other insurance policies owned by you, as well as your need for insurance and the policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based primarily on a comparison of policy illustrations (see below).

Illustrations. Illustrations in this prospectus or used in connection with the purchase of a policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be deemed a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in any illustrations, and therefore, actual values will be different from these illustrated.

Tax Considerations. Union Central intends for the policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. Certain policy transactions, including the payment of premiums, may cause a policy to be a modified endowment contract under the Internal Revenue Code. For further discussion of the tax status of a policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see page 36.

Free Look Right to Cancel and Conversion Right. For a limited time after the policy is issued, you have the right to cancel your policy and receive a refund. See "Free Look Right to Cancel Policy," page 12. Until the end of this "free look" period, Union Central will allocate net premiums to the subaccount investing in the Money Market Portfolio of the Scudder Variable Life Investment Fund. (See "Net Premium Allocations," page 13.)


At any time within the first 24 months after the issue date, you may transfer all or a portion of the variable account to the guaranteed account without payment of any transfer fee. This transfer effectively "converts" the policy into a contract that provides fixed (non-variable) benefits. See "Conversion Right," page 14.

Owner Inquiries. If you have any questions, you may write or call Union Central's home office at 1876 Waycross Road, P.O. Box
40888, Cincinnati, Ohio 45240-4088; telephone 1-800-219-8525.

             DIAGRAM OF POLICY

(DESCRIPTION OF DIAGRAM: Each heading with the information following is encased in a block. A down arrow appears at the bottom of each block pointing to the next block)

             PREMIUM PAYMENTS

* You select a plan for making planned periodic premiums, but are not required to pay premium payments according to the plan.
You can vary the amount and frequency and can skip planned periodic premiums. See page 12 for rules and limits.

* There is no minimum initial premium payment or planned periodic premium.

* Unplanned premium payments may be made, within limits. See page 12.

* If sufficient premiums are paid, a minimum guaranteed period may keep the policy in force during the first three policy years.
See page 12.

* Under certain circumstances, which include taking excessive loans, extra premium payments may be required to prevent lapse.
See page 13.

(a down arrow is centered here between blocks)

             DEDUCTIONS FROM PREMIUM PAYMENTS

* For sales charges (4% of premium payments made through policy year 10; 2% of premium payments thereafter). See page 16.


* For state and local premium taxes (2.50% of premium payments). See page 16.

(a down arrow is centered here between blocks)

                         NET PREMIUMS

* You direct the allocation of net premiums among ten subdivisions of the variable account and the guaranteed account.
See page 13 for rules and limits on net premium allocations.

* The subdivisions are invested in corresponding portfolios of Carillon Fund, Inc., Scudder Variable Life Investment Fund, TCI
Portfolios, Inc. and MFS Variable Insurance Trust.  See page 9.
Portfolios available are:

                              Carillon Equity Portfolio
                              Carillon Bond Portfolio
                              Carillon Capital Portfolio
                              Carillon S&P 500 Index Portfolio
                              Scudder Capital Growth Portfolio
                              Scudder International Portfolio
                              Scudder Money Market Portfolio
                              TCI Growth Portfolio
                              MFS Growth With Income Series
                              MFS High Income Series

* Interest is credited on amounts allocated to the guaranteed account at a guaranteed minimum interest rate of 4%. See page 15 for rules and limits on guaranteed account allocations.

(a down arrow is centered here between blocks)

(the next two items are encased in one block)

                  DEDUCTIONS FROM ACCOUNT VALUE

* Monthly deduction for cost of insurance, administrative charge, and charges for any supplemental and/or rider benefits.
The administrative charge is currently $25.00 per month for the first policy year and $5.00 per month thereafter.

                  DEDUCTIONS FROM ASSETS

* Daily charge at a guaranteed annual rate of 0.75% during the first ten policy years, and 0.25% thereafter, from the subaccounts for mortality and expense risks. See page 17.
    This charge is not deducted from the guaranteed account.

* Investment advisory fees and fund operating expenses are deducted from the assets of each portfolio. See page 19.

(a down arrow is centered here between blocks)

               ACCOUNT VALUE

* Is the amount credited to your policy. It is equal to net premiums, as adjusted each valuation date to reflect subdivision investment experience, interest credited on the guaranteed account, charges deducted and other policy transactions (such as transfers and partial cash surrenders). See page 20.

* Varies from day to day. There is no minimum guaranteed account value. The policy may lapse if the cash surrender value is insufficient to cover a monthly deduction due. See page 20.

* Can be transferred among the subdivisions and the guaranteed account. Currently, a transfer fee of $10 applies to each transfer in excess of the first 12 transfers in a policy year. See page 20 for rules and limits. Policy loans reduce the amount available for allocations and transfers.

* Is the starting point for calculating certain values under a policy, such as the cash value, cash surrender value, and the death benefit used to determine death benefit proceeds.

(the above item has two down arrows under it, each pointing to one of the next two items which are blocked side by side)

             CASH BENEFITS

* Loans may be taken for amounts up to 90% of the variable account, plus 100% of the guaranteed account, less loan interest due on the next annual date and any surrender charges. See page 22 for rules and limits.

* Partial cash surrenders generally can be made provided there is sufficient remaining cash surrender value. See page 24 for rules and limits.

* The policy may be surrendered in full at any time for its cash surrender value. A surrender charge will apply during the first fifteen policy years after issue and after any increase in specified amount. See page 24.

*    Payment options are available.  See page 24.

* Loans, partial cash surrenders, and surrenders in full may have adverse tax consequences. See page 36.


                DEATH BENEFITS

*    Income tax free to beneficiary.

*    Available as lump sum or under a variety of payment options.


* For all policies, a minimum initial specified amount of $50,000.

*    Two death benefit options available:
     Option A, equal to the specified amount, and Option B, equal to the specified amount plus account value. See page 21.

* Flexibility to change the death benefit option and specified amount. See page 22 for rules and limits.

* Supplemental and/or rider benefits may be available. See page 35.
(end of graphic material)

GENERAL INFORMATION ABOUT UNION CENTRAL, THE SEPARATE ACCOUNT AND
THE PORTFOLIOS

The Union Central Life Insurance Company

The policies are issued by The Union Central Life Insurance Company, which is a mutual life insurance company organized under the laws of the State of Ohio in 1867. Union Central is primarily engaged in the sale of life and disability insurance and annuities and is currently licensed to transact life insurance business in all states and the District of Columbia.

Union Central is subject to regulation by the Department of Insurance of the State of Ohio as well as by the insurance departments of all other states and jurisdictions in which it does business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.

The forms for the policy described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which policies are sold.

Carillon Life Account

Carillon Life Account was established as a separate investment account under Ohio law on July 10, 1995. It is used to support the policies and may be used to support other variable life insurance policies, and for other purposes permitted by law. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. Union Central has established other separate investment accounts that may also be registered with the SEC.

The assets in the separate account are owned by Union Central. The separate account is divided into subaccounts which correspond to subdivisions of the variable account. Subaccounts of the separate account invest in shares of the portfolios. The separate account may include other subaccounts that are not available through the policies and are not otherwise discussed in this Prospectus.

Income, gains and losses, realized or unrealized, of a subaccount are credited to or charged against the subaccount without regard to any other income, gains or losses of Union Central.
Applicable insurance law provides that assets equal to the reserves and other contract liabilities of the separate account shall not be chargeable with liabilities arising out of any other business of Union Central. Union Central is obligated to pay all benefits provided under the policies.

The Portfolios

Subaccounts of the separate account currently invest in ten designated portfolios of four series-type mutual funds: Carillon Fund, Inc. ("Carillon Fund"); Scudder Variable Life Investment Fund ("Scudder Fund"), TCI Portfolios, Inc. ("TCI Fund") and MFS Variable Insurance Trust ("MFS Fund"). The investment experience of each subaccount of the separate account depends on the investment performance of its corresponding portfolio. Each of these portfolios is registered with the SEC under the 1940 Act as a series of an open-end diversified investment company. The SEC does not, however, supervise the management or the investment practices and policies of the portfolios. The investment adviser to Carillon Fund is Carillon Advisers, Inc. (a wholly-owned subsidiary of Union Central). Scudder, Stevens & Clark, Inc. is the investment adviser to the Scudder Fund. The investment adviser to the TCI Fund is Investors Research Corporation, the adviser to the Twentieth Century Mutual Fund group. The investment adviser to the MFS Fund is Massachusetts Financial Services Company.

The separate account invests in four portfolios of Carillon Fund:

the Equity Portfolio, the Bond Portfolio, the Capital Portfolio, and the S&P 500 Index Portfolio. (The S&P 500 Index Portfolio is available for allocations of net premiums on and after January 2,
1996). The separate account invests in three portfolios of the Scudder Fund: the Capital Growth Portfolio, the International Portfolio, and the Money Market Portfolio. (The Scudder Fund has three additional portfolios that are not available through the policy.) The separate account invests in one portfolio of the TCI Fund: TCI Growth Portfolio. (The TCI Fund has three additional portfolios that are not available through the policy.)

The separate account invests in two portfolios of the MFS Fund:
MFS Growth With Income Series and MFS High Income Series. (The MFS Fund has ten additional portfolios that are not available through the policy.) The assets of each portfolio are separate from assets of the others, and each portfolio has different investment objectives and policies. As a result, each portfolio operates as a separate investment fund and the investment performance of one portfolio has no effect on the investment performance of any other portfolio. The investment objective of each portfolio is set forth below.

               The Carillon Equity Portfolio seeks primarily long-term appreciation of capital by investing primarily in common stocks and other equity securities.

               The Carillon Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk by investing primarily in investment-grade corporate bonds.

               The Carillon Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risk associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

               The Carillon S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500". <F1>) The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 71% of the market value of all common stocks publicly traded in the United States. The investment adviser of the portfolio believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. (This portfolio is available for allocation of net premiums on and after January 2, 1996.)

[FN]
<F1>
The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P 500(R)", "S&P(R)", "Standard & Poor's 500(R)", and "500" are trademarks of McGraw-Hill, Inc. The Carillon S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in this portfolio.
[FN]
   The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks.

   The Scudder International Portfolio seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

   The Scudder Money Market Portfolio seeks stability and current income from a portfolio of money market instruments.
Money market funds are neither insured nor guaranteed by the U.S.
Government, and there can be no assurance that this portfolio will maintain a stable net asset value per share.

   The TCI Growth Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

   The MFS Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income.

   The MFS High Income Series seeks high current income by investing primarily in a professionally managed portfolio of fixed income securities, some of which may involve equity features. The MFS High Income Portfolio may invest up to 80% of its assets in lower-rated bonds commonly known as junk bonds. Before allocating any portion of net premiums to the subdivision corresponding to this portfolio, owners should read the risk disclosure in the accompanying prospectus for the MFS High Income Series.

THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE STATED OBJECTIVES. Additional information concerning the investment objectives and policies of the portfolios, as well as risks, can be found in the current portfolio prospectuses that accompany this Prospectus. The prospectuses for the portfolios should be read carefully before any decision is made concerning the allocation of net premiums to a particular subdivision. Certain subdivisions invest in portfolios that have similar investment objectives and/or policies. Therefore, you should carefully read the individual prospectuses for the portfolios along with this Prospectus.

Please note that all of the portfolios described in the Prospectuses for the portfolios may not be available under the policy. Moreover, Union Central cannot guarantee that each fund will always be available for its variable life contracts, but in the unlikely event that a Fund is not available, Union Central will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

The portfolios presently serve as the investment media for the policies. In addition, the portfolios may sell shares to separate accounts of other insurance companies to fund variable annuity contracts and/or variable life insurance policies, and/or to certain retirement plans qualifying under Section 401 of the Code. Union Central currently does not foresee any disadvantages to owners that would arise from the possible sale of shares to support the variable contracts of other insurance companies, or from the possible sale of shares to such retirement plans. However, the board of directors of each fund will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if the shares of that fund were also offered to support variable contracts other than the policies or to support retirement plans. In event of such a conflict, the board of directors of that fund would determine what action, if any, should be taken in response to the conflict. In addition, if Union Central believes that the fund's response to any such conflicts insufficiently protects owners, it will take appropriate action on its own, which may include withdrawing the separate account's investment in that fund. (See the prospectuses for the portfolios for more detail.)

Addition, Deletion or Substitution of Investments

Union Central reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the separate account or that the separate account may purchase. If the shares of a portfolio are no longer available for investment or if in Union Central's judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account, Union Central may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management company or unit investment trust. Union Central will not substitute any shares attributable to a policy's interest in the separate account without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Union Central also reserves the right to establish additional subaccounts of the separate account, each of which would invest in shares corresponding to a new portfolio or in shares of another investment company having a specific investment objective. Subject to applicable law and any required SEC approval, Union Central may in its sole discretion establish new subaccounts or eliminate one or more subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new subaccount may be made available to existing owner(s) on a basis to be determined by Union Central.

If any of these substitutions or changes are made, Union Central may by appropriate endorsement change the policy to reflect the substitution or other change. If Union Central deems it to be in the best interests of owner(s), and subject to any approvals that may be required under applicable law, the separate account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Union Central separate accounts. Union Central reserves the right to make any changes to the separate account required by the 1940 Act or other applicable law or regulation.

Voting Rights

Union Central is the legal owner of shares held by the subaccounts and as such has the right to vote on all matters submitted to shareholders of the portfolios. However, as required by law, Union Central will vote shares held in the subaccounts at regular and special meetings of shareholders of the portfolios in accordance with instructions received from owners with account value in the subdivisions. Should the applicable federal securities laws, regulations or interpretations thereof change, Union Central may be permitted to vote shares of the portfolios in its own right, and if so, Union Central may elect to do so.

To obtain voting instructions from owners, before a meeting owners will be sent voting instruction material, a voting instruction form and any other related material. The number of shares held by each subaccount for which an owner may give voting instructions is currently determined by dividing the portion of the owner's account value in the subdivision corresponding to the subaccount by the net asset value of one share of the applicable portfolio. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of the date coincident with the date established by the fund for determining shareholders eligible to vote at the relevant meeting of the fund. Shares held by a subaccount for which no timely instructions are received will be voted by Union Central in the same proportion as those shares for which voting instructions are received.

Union Central may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, Union Central may under certain circumstances disregard voting instructions that would require changes in the investment advisory agreement or investment adviser of one or more of the portfolios, provided that Union Central reasonably disapproves of such changes in accordance with applicable federal regulations. If Union Central ever disregards voting instructions, owners will be advised of that action and of the reasons for such action in the next semiannual report. Finally, Union Central reserves the right to modify the manner in which the weight to be given to pass-through voting instructions is calculated when such a change is necessary to comply with current federal regulations or the current interpretation thereof.


PREMIUM PAYMENTS AND ALLOCATIONS

Applying for a Policy

To purchase a policy, you must complete an application and submit it through an authorized Union Central agent. There is no minimum initial premium payment. Your policy coverage will become effective on the policy date. If an initial premium payment is submitted with the application, then the policy date is generally the date of approval of your application. If the application is not accompanied by an initial premium payment, then the policy date will generally be two weeks after the date that your application is approved.

As provided for under state insurance law, the owner, to preserve insurance age, may be permitted to backdate the policy. In no case may the policy date be more than six months prior to the date the application was completed. Charges for the monthly deduction for the backdated period are deducted on the issue date. Temporary life insurance coverage may be provided prior to the policy date under the terms of a temporary insurance agreement. In accordance with Union Central's underwriting rules, temporary life insurance coverage may not exceed $500,000 and will not remain in effect for more than sixty (60) days.

Union Central requires satisfactory evidence of the insured's insurability, which may include a medical examination of the insured. The available issue ages are 0 through 75. Age is determined on the insured's age as of the birthday nearest the policy date. The minimum specified amount is $50,000. Acceptance of an application depends on Union Central's underwriting rules, and Union Central reserves the right to reject an application for any reason.

As the owner of the policy, you exercise all rights provided under the policy. The insured is the owner, unless a different owner is named in the application. The owner may by notice name a contingent owner or a new owner while the insured is living.
If more than one person is named as owner, they are joint owners.

Any transaction under the policy except for telephone transfers of account value will require the authorization of all owners. Unless provided otherwise, in the event of a joint owner's death, ownership passes to the surviving joint owner. Unless a contingent owner has been named, on the death of the last surviving owner, ownership of the policy passes to the estate of the last surviving owner, who will become the owner if the owner(s) die. The owner may also be changed prior to the insured's death by notice satisfactory to us. A change in owner may have tax consequences. See "Tax Considerations," page 36.

Free Look Right to Cancel the Policy

You may cancel your policy for a refund during your "free-look" period. This period expires 20 days after you receive your policy, 45 days after your application is signed, or 10 days after Union Central mails or delivers a cancellation notice, whichever is latest. (A longer period may apply to policies issued in certain states.) If you decide to cancel the policy, you must return it by mail or delivery to the home office or to the authorized Union Central agent who sold it. Immediately after mailing or delivery, the policy will be deemed void from the beginning. Within seven calendar days after Union Central receives the returned policy, Union Central will refund the greater of any premiums paid, less any partial cash surrenders, or account value.

Premiums

Planned Periodic Premiums. When applying for a policy, you select a plan for paying level premium payments at specified intervals, e.g., quarterly, semi-annually or annually, until the maturity date. If you elect, Union Central will also arrange for payment of planned period premiums on a monthly basis under a pre-authorized payment arrangement. You are not required to pay premium payments in accordance with these plans; rather, you can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Premium Payments to Prevent Lapse," page 13.) Currently, there is no minimum amount for each premium. Union Central may establish a minimum amount 90 days after we send the owner a written notice of such increase. Subject to the limits described below, you can change the amount and frequency of planned periodic premiums whenever you want by sending notice to the home office. However, Union Central reserves the right to limit the amount of a premium payment or the total premium payments paid.

Unless otherwise requested, you will be sent reminder notices for planned periodic premiums. Reminder notices will not be sent if you have arranged to pay planned periodic premiums by pre-authorized payment arrangement.

Additional Unscheduled Premiums. Additional unscheduled premium payments can be made at any time while the policy is in force.
Union Central has the right to limit the number and amount of such premium payments.

Limitations on Premium Payments. Total premium payments paid in a policy year may not exceed guideline premium payment limitations for life insurance set forth in the Internal Revenue Code. Union Central will promptly refund any portion of any premium payment that is determined to be in excess of the premium payment limit established by law to qualify a policy as a contract for life insurance.

The payment of premiums may cause a policy to be a modified endowment contract under the Internal Revenue Code. We have established procedures for monitoring premium payments and making efforts to notify you on timely basis if your policy is in jeopardy of becoming a modified endowment contract as a result of premium payments. See "Tax Considerations," page 36.

Union Central reserves the right to reject any requested increase in planned periodic premiums, or any unscheduled premium. We also reserve the right to require satisfactory evidence of insurability prior to accepting any premium which increases the risk amount of the policy. See "Net Premium Allocations," page 13.

No premium payment will be accepted after the maturity date.

Premium payments must be made by check payable to The Union Central Insurance Company or by any other method that Union Central deems acceptable. The owner may specify that a specific unscheduled premium payment is to be applied as a repayment of policy debt, if any.

Premium payments after the initial premium payment must be made to the home office.

Minimum Guaranteed Period. Union Central guarantees that a policy will remain in force during the minimum guaranteed period, regardless of the sufficiency of the cash surrender value, if the sum of the premiums paid to date, less any partial cash surrenders and policy debt equals or exceeds the minimum monthly premium (shown in the policy) multiplied by the number of complete policy months since the policy date, including the current policy month. The minimum guaranteed period is three years following the policy date.

The minimum monthly premium is calculated for each policy based on the age, sex and rate class of the insured, the requested specified amount and any supplemental and/or rider benefits. The minimum monthly premium may change due to changes made during a minimum guaranteed period to the specified amount, the death benefit option, ratings, and supplemental and/or rider benefits. Union Central will notify you of any increase in the minimum monthly premium.

An extended minimum guaranteed period may be available under a Guaranteed Death Benefit Rider. See "Supplemental Benefits and/or Riders," page 35.

Premium Payments Upon Increase in Specified Amount. Depending on the account value at the time of an increase in the specified amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. See "Changes in Specified Amount," page 22. In the event that you increase the specified amount, you should contact your Union Central agent to assist you in determining if additional premium payments are necessary or appropriate.

Premium Payments to Prevent Lapse. Failure to pay planned periodic premiums will not necessarily cause a policy to lapse. Conversely, paying all planned periodic premiums will not necessarily guarantee that a policy will not lapse (except when the minimum guaranteed period is in effect). Rather, whether a policy lapses depends on whether its cash surrender value is sufficient to cover the monthly deduction (see page 16) when due.

If the cash surrender value on a monthly date is less than the amount of the monthly deduction to be deducted on that date and the minimum guaranteed period is not in effect, the policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in cash surrender value or the cash surrender value has decreased because you have not paid sufficient premium payments to offset the monthly deduction.

Grace Period. If your policy goes into default, you will be allowed a 61-day grace period to pay a premium payment sufficient to cover the monthly deductions due during the grace period. Union Central will send notice of the amount required to be paid during the grace period ("grace period premium payment") to your last known address and the address of any assignee of record.
The grace period will begin when the notice is sent. Your policy will remain in effect during the grace period. If the insured should die during the grace period and before the grace period premium payment is paid, the death benefit proceeds will still be payable to the beneficiary, although the amount paid will reflect a reduction for the monthly deductions due on or before the date of the insured's death (and for any policy debt). See "Amount of Death Benefit," page 21. If the grace period premium payment has not been paid before the grace period ends, your policy will lapse. It will have no value and no benefits will be payable. See "Reinstatement," page 35.

A grace period also may begin if policy debt becomes excessive.
See "Loan Repayment; Effect if not Repaid," page 23.

Net Premium Allocations

In the application, you specify the percentage of a net premium to be allocated to each subdivision and to the guaranteed account. This allocation must comply with the allocation rules described below. Net premiums will generally be allocated to the subdivisions and to the guaranteed account on the valuation date that Union Central receives them in accordance with the allocations specified in the application or subsequent notice. Union Central will allocate all net premiums received before the end of the "free look" period (including the initial net premium) to the subdivision invested in the Scudder Money Market Portfolio. After the end of the "free look" period, the account value will be allocated to the subdivisions and to the guaranteed account based on the premium payment allocation percentages in the application. See "Determining the Account Value," page 20. For this purpose, the end of the "free look" period is deemed to be 25 days after the date the policy is issued and mailed to your agent for delivery.

The net premium allocation percentages specified in the application will apply to subsequent premium payments until you change the percentages. You can change the allocation percentages at any time, subject to the rules below, by sending notice to the home office. The change will apply to all premium payments received with or after receipt of your notice.

Allocation Rules. The minimum allocation percentage you may specify for a subdivision or the guaranteed account is 5%, and your allocation percentages must be whole numbers. The sum of your allocations must equal 100%. Union Central reserves the right to limit the number of subdivisions to which account value may be allocated.

Crediting Net Premiums

The initial net premium will be credited to the policy on the policy date, or, if later, the date we receive the initial premium payment. For backdated policies, the initial net premium will be credited on the issue date. Planned periodic premiums and unscheduled premiums that are not underwritten will be credited to the policy and the net premiums will be invested as requested on the valuation date they are received by the home office. However, any premium payment that is underwritten will be allocated to the subdivision corresponding to the Scudder Money Market Portfolio until underwriting has been completed and the premium payment has been accepted. When accepted, the account value allocated to the subdivision corresponding to the Scudder Money Market Portfolio and attributable to the resulting net premium will be credited to the policy and allocated in accordance with your instructions. If an additional premium payment is rejected, Union Central will return the premium payment promptly, without any adjustment for investment experience.

Transfer Privilege

After the free-look period and prior to the maturity date, you may transfer all or part of your account value from subdivisions investing in one portfolio to other subdivision(s) or to the guaranteed account, or transfer a part of an amount in the guaranteed account to the subdivision(s), subject to the following restrictions. The minimum transfer amount is the lesser of $100 or the entire amount in that subdivision or the guaranteed account. A transfer request that would reduce the amount in a subdivision or the guaranteed account below $25 will be treated as a transfer request for the entire amount in that subdivision or the guaranteed account. With the exception of the Conversion Right described below, we reserve the right to limit the number or frequency of transfers permitted in the future.

We will make the transfer as of the end of the valuation period during which we receive notice requesting such transfer. Currently, there is no limit on the number of transfers that can be made between subdivisions or to the guaranteed account. However, transfers from the guaranteed account during any policy year are limited to an amount equal to 20% of the account value in the guaranteed account on the annual date at the beginning of such policy year. (See "Transfers from Guaranteed Account," page 16, for restrictions). Currently, we assess a transfer charge equal to $10 for each transfer during a policy year in excess of the first twelve transfers. (We reserve the right to decrease or eliminate the number of free transfers; in addition, the transfer charge may be increased, but is guaranteed not to exceed $15 per transfer.) The transfer charge will be deducted from the subdivisions or the guaranteed account from which the requested transfer is being made, on a pro-rata basis.

Telephone Transfers. Telephone transfers will be based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization has been provided to us. We reserve the right to suspend telephone transfer privileges at any time, for any reason, if we deem such suspension to be in the best interests of owners.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if we follow those procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

Conversion Right. During the first twenty-four policy months following the issue date, and within sixty days of the later of notification of a change in the investment policy of the separate account or the effective date of such change, the owner may exercise a one-time Conversion Right by requesting that all or a portion of the variable account be transferred to the guaranteed account. Exercise of the Conversion Right is not subject to the transfer charge. Following the exercise of the Conversion Right, net premiums may not be allocated to the subdivisions of the variable account, and transfers of account value to the subdivisions will not be permitted. The other terms and conditions of the policy will continue to apply.

Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan, if elected, enables you to transfer systematically and automatically, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from a subdivision you specify to other subdivisions or to the guaranteed account. (Dollar Cost Averaging Plan transfers may not be made from the guaranteed account.) By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, we make no guarantee that the Dollar Cost Averaging Plan will result in a profit.

You specify the amount to be transferred automatically; you can specify either a fixed dollar amount, or a percentage of the account value in the subdivision from which transfers will be made. At the time that you elect the Dollar Cost Averaging Plan, the account value in the subdivision from which transfers will be made must be at least $2,000. The required amounts may be allocated to the subdivision through initial or subsequent net premiums or by transferring amounts into the subdivision from the other subdivisions or from the guaranteed account (which may be subject to certain restrictions).

You may elect this plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Dollar Cost Averaging Plan transfers may not commence until the end of the free-look period.

Once elected, transfers from the subdivision will be processed until the number of designated transfers have been completed, or the value of the subdivision is completely depleted, or you send us notice instructing us to cancel the transfers.

Currently, transfers made under the Dollar Cost Averaging Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under a Dollar Cost Averaging Plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Dollar Cost Averaging Plan at any time.

Portfolio Rebalancing Plan

You may elect to have the accumulated balance of each subdivision periodically redistributed (or "rebalanced") to equal the allocation percentages you have specified in the election form.
This rebalancing may be done on a quarterly, semi-annual, or annual basis.

You may elect the Portfolio Rebalancing Plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Portfolio Rebalancing Plan transfers may not commence until the end of the free-look period.

Transfers pursuant to the Portfolio Rebalancing Plan will continue until you send us notice terminating the plan, or the policy terminates. The Portfolio Rebalancing Plan cannot be elected if either a Dollar Cost Averaging Plan or an Earnings Sweep Plan is in effect.

Currently, transfers made under the Portfolio Rebalancing Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under the plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Portfolio Rebalancing Plan at any time.

Earnings Sweep

You may elect to have the accumulated earnings of one or more specified subdivisions or the interest credited to the guaranteed account periodically transferred (or "swept") into specified
subdivisions or the guaranteed account.   The sweep may be done
on a quarterly, semi-annual, or annual basis.

You may elect the Earnings Sweep Plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Earnings Sweep Plan transfers may not commence until the end of the free-look period. Transfers pursuant to the Earnings Sweep Plan will continue until you send us notice terminating the plan, or the policy terminates.

Currently, transfers made under the Earnings Sweep Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under the plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Earnings Sweep Plan at any time.

GUARANTEED ACCOUNT

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GUARANTEED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR HAS THE GUARANTEED ACCOUNT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE GUARANTEED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GUARANTEED ACCOUNT. THE DISCLOSURE REGARDING THE GUARANTEED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

You may allocate some or all of your net premiums and transfer some or all of the variable account to the guaranteed account, which is part of our general account and pays interest at declared rates (subject to a minimum interest rate we guarantee to be at least 4%). The principal, after deductions, is also guaranteed. Our general account assets support our insurance and annuity obligations.

The portion of the account value allocated to the guaranteed account will be credited with interest, as described below. Since the guaranteed account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The guaranteed account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We may credit the guaranteed account with current rates in excess of the minimum guarantee, but we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations to and from the guaranteed account will be credited with different current interest rates, based upon the date amounts are allocated into the guaranteed account. We may change the interest rate credited to new deposits at any time. Any interest credited on the amounts in the guaranteed account in excess of the minimum guaranteed rate of 4% per year will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed rate.

Amounts deducted from the guaranteed account for the monthly deduction, partial cash surrenders, transfers to the subdivisions, or charges are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum.

Calculation of Guaranteed Account Value

The guaranteed account at any time is equal to net premiums allocated or account value transferred to it, plus interest credited to it, minus amounts deducted, transferred, or surrendered from it.

Transfers from the Guaranteed Account

The amount transferred from the guaranteed account may not exceed 20% of the guaranteed account on the annual date immediately preceding the date of the transfer, unless the balance after the transfer is less than $25, in which case we will transfer the entire amount.

Payment Deferral

We reserve the right to defer payment of any partial cash surrender, full surrender, or transfer from the guaranteed account for up to six months from the date of receipt of the notice for the partial or full surrender or transfer. However, we will not defer payment of any amounts needed to pay premiums on other policies in force with us.


CHARGES AND DEDUCTIONS

Premium Expense Charge

A sales charge is deducted from each premium payment. This charge is equal to 4% of premiums paid through policy year 10; and 2% thereafter. It is guaranteed not to increase for the life of the policy. The sales charge is intended to partially reimburse Union Central for some of the expenses incurred in the distribution of the policies. The sales charge may be insufficient to recover distribution expenses related to the sale of the policies. Unrecovered expenses are borne by Union Central's general assets, which may include profits, if any, from the mortality and expense risk charge and mortality gains from cost of insurance charges. See "Daily Mortality and Expense Risk Charge," page 17, and "Cost of Insurance Charge," page 16.

A 2.50% charge for state and local premium taxes and expenses is also deducted from each premium payment. The state and local premium tax charge reimburses Union Central for premium taxes associated with the policies and related administrative costs. The stated premium tax rates in the jurisdictions in which Union Central does business range from 0.75% to 4.00%, and the jurisdiction in which a policy is issued may impose no premium tax, or a premium tax higher or lower than the charge deducted under the policies. The 2.5% charge, which is based on the average state and local premium tax rate that we expect to pay in all states and on certain administrative costs associated with state filings, is not intended to produce a profit.

Monthly Deduction

On each monthly date, Union Central will deduct from the account value the monthly deductions due, commencing as of the policy date. Your policy date is the date used to determine your monthly date. The monthly deduction consists of (1) cost of insurance charges ("cost of insurance charge"), (2) the monthly administrative charge (the "administrative charge"), and (3) any charges for supplemental and/or rider benefits ("supplemental and/or rider benefit charges"), as described below. The monthly deduction is deducted from the subdivisions and from the guaranteed account pro rata on the basis of the portion of account value in each.

Cost of Insurance Charge. This charge compensates Union Central for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary from policy to policy and from monthly date to monthly date. For any policy, the cost of insurance on a monthly date is calculated by multiplying the current cost of insurance rate for the insured by the risk amount under the policy for that monthly date.

The risk amount for a monthly date is the difference between the death benefit (see page 21) for a policy (as adjusted to take into account assumed monthly earnings at an annual rate of 4%) and the account value, as calculated on that monthly date less any monthly deduction due on that date (except the cost of insurance).

The current cost of insurance rate for a policy is based on the age at issue, sex and rate class of the insured and on the policy year, and therefore varies from time to time. Different current cost of insurance rates apply to policies with a specified amount under $250,000 than to policies with a specified amount of $250,000 or more and, in general, policies with a specified amount of $250,000 or more may have lower current cost of insurance rates. Union Central currently places insureds in the following rate classes, based on underwriting: Standard Tobacco (ages 0-75), Standard Nontobacco (ages 20-75), or Preferred (ages 20-70). The Preferred rate class is only available under policies with specified amounts of $100,000 or more. We also may place an insured in a substandard rate class, which involves a higher mortality risk than the standard tobacco or standard nontobacco classes.

Union Central will determine a cost of insurance rate for increases in coverage based on the age of the insured at the time of the increase. The following rules will apply for purposes of determining the risk amount for each rate.

Union Central places the insured in a rate class when the policy is issued, based on Union Central's underwriting of the application. This original rate class applies to the initial specified amount. When an increase in specified amount is requested, Union Central conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, then the rate class for the increase will also be applied to the initial specified amount. If the rate class for the increase has higher cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in specified amount, and the original rate class will continue to apply to the initial specified amount.

Union Central does not conduct underwriting for an increase in specified amount if the increase is requested by exercising an option to increase the specified amount automatically, without underwriting. See "Supplemental and/or Rider Benefits," page
35. In such case, the insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

For purposes of determining the risk amount associated with a specified amount, we will attribute the account value solely to the initial specified amount unless the account value exceeds the initial specified amount. If the account value exceeds the initial specified amount, the excess will be considered attributable to the increases in specified amount in the order of the increases. If there is a decrease in specified amount after an increase, a decrease is applied first to decrease any prior increases in specified amount, starting with the most recent increase and then each prior increase.

Union Central guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Union Central's current cost of insurance rates may be less than the guaranteed rates that are set forth in the policy. Current cost of insurance rates will be determined based on Union
Central's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time.

Cost of insurance rates (whether guaranteed or current) for an insured in a standard nontobacco class are equal to or lower than guaranteed rates for an insured of the same age and sex in a standard tobacco class. Cost of insurance rates (whether guaranteed or current) for an insured in a standard nontobacco or tobacco class are generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

     Legal Considerations Relating to Sex-Distinct Premium Payments and Benefits. Mortality tables for the policies generally distinguish between males and females. Thus, premium payments and benefits under policies covering males and females of the same age will generally differ.

     Union Central does, however, also offer policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a policy should consult with their legal advisors to determine whether purchase of a policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Union Central may offer policies with unisex mortality tables to such prospective purchasers.

Monthly Administrative Charge. Union Central deducts a monthly administrative charge from the account value on each monthly date. The administrative charge is currently equal to $25 per month during the first policy year, and $5 per month thereafter. We reserve the right to increase the administrative charge after the first policy year up to $10 per month. The administrative charge is guaranteed not to increase during the first policy year, and is guaranteed not to exceed $10 per month thereafter.

The monthly administrative charge reimburses Union Central for expenses incurred in the administration of the policies and the separate account. Such expenses include but are not limited to: confirmations, annual reports and account statements, maintenance of policy records, maintenance of separate account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for owner servicing and accounting, valuation, regulatory and updating requirements.

We do not expect to profit from these charges. Should the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels.

Supplemental and/or Rider Benefit Charges. See "Supplemental and/or Rider Benefits," page 35.

Daily Mortality and Expense Risk Charge

Union Central deducts a daily charge from assets in the separate account attributable to the policies. This charge does not apply to guaranteed account assets attributable to the policies.
During the first ten policy years, the charge is equal on an annual basis to 0.75% of assets. Thereafter, the charge is equal on an annual basis to 0.25% of assets. These rates are guaranteed not to increase for the duration of a policy. Union Central may realize a profit from this charge. Although Union Central does not believe that it is possible to allocate this charge to different risks, Union Central feels that a reasonable estimate is that during the first ten policy years, 0.30% of this charge is allocable to mortality risk, and 0.45% to expense risk; and thereafter, 0.10% of this charge is allocable to mortality risk, and 0.15% to expense risk.

The mortality risk Union Central assumes is that the insureds on the policies may die sooner than anticipated and therefore Union Central will pay an aggregate amount of death benefits greater than anticipated. The expense risk Union Central assumes is that expenses incurred in issuing and administering the policies and the separate account will exceed the amounts realized from the administrative charges assessed against the policies.

Transfer Charge

We currently assess a transfer charge of $10 for each transfer made during a policy year after the first twelve transfers. We reserve the right to decrease or eliminate the number of free transfers; in addition the transfer charge may be increased, but is guaranteed not to exceed $15 per transfer. We will deduct the transfer charge from the remaining account value in the subdivisions or the guaranteed account from which the transfer is being made on a pro rata basis. We do not expect a profit from this charge.

Surrender Charge

If a policy is completely surrendered or lapses, Union Central may deduct a surrender charge from the account value. The surrender charge includes a sales surrender charge and an administrative surrender charge. The maximum surrender charge is set forth in your policy. There is no additional sales surrender charge applicable to increases in specified amount. However, if the policy is completely surrendered following an increase in specified amount, an additional administrative surrender charge may apply, as described below.

Any surrender charge deducted upon lapse is credited back to the policy's account value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period the policy was lapsed will not count.

Sales Surrender Charge. A sales surrender charge is deducted if the policy is surrendered or lapses during the first fifteen policy years following the policy date. The maximum sales surrender charge is 26% of the premiums paid up to a sales surrender premium shown in the policy. The maximum amount shown in the policy is based on the age at issue, sex, specified amount, death benefit option, and rate class applicable to the insured. Increases in the policy's specified amount will not affect the amount of the sales surrender premium, or the amount of the maximum sales surrender charge. Decreases in the policy's specified amount may reduce the sales surrender premium if the decrease is effective prior to the payment of cumulative premiums in an amount equal to the initial sales surrender premium shown in the policy. We will notify you of any reduction in the sales surrender premium, and the amount of the maximum sales surrender charge, at the time of any decrease in specified amount that causes such reductions.

The greatest sales surrender charge applicable to a portion of account value is paid if you lapse or surrender in policy years one through five. The maximum sales surrender charge in these years equals 26% of actual premiums paid up to the sales surrender premium shown in the policy. After the fifth policy year, the maximum sales surrender charge percentage declines on a monthly basis in level increments until it reaches 0% at the end of the fifteenth policy year, as shown in the table below:

END OF POLICY YEAR                 SALES SURRENDER CHARGE PERCENTAGE
------------------                 --------------------------------
1-5                                               26%
6                                                 23.4%
7                                                 20.8%
8                                                 18.2%
9                                                 15.6%
10                                                13.0%
11                                                10.4%
12                                                 7.8%
13                                                 5.2%
14                                                 2.6%
15                                                 0%


The purpose of the sales surrender charge is to reimburse Union Central for some of the expenses incurred in the distribution of the policies. The sales surrender charge may be insufficient to recover distribution expenses related to the sale of the policies. Unrecovered expenses are borne by Union Central's general assets, which may include profits, if any, from the mortality and expense risk charge and mortality gains from cost of insurance charges. See "Daily Mortality and Expense Risk Charge," page 17, and "Cost of Insurance Charge," page 16.

Administrative Surrender Charge. An administrative surrender charge is deducted if the policy is surrendered or lapses during the first fifteen policy years following the policy date or any increase in specified amount (see "Surrender Charge" above). The administrative surrender charge is equal to an amount per $1000 of specified amount, and depends upon the age of the insured at the time that the specified amount to which it applies was issued, and the policy year in which the charge is imposed. For issue ages 30 to 39, the amount per $1000 is $3.50 during policy years 1 through 5; for issue ages 40 to 49, the amount per $1000 is $4.50 during policy years 1 through 5; for issue ages 50 to 59, the amount per $1000 is $5.50 during policy years 1 through 5; and for issue ages 60 to 69, the amount per $1000 is $6.50 during policy years 1 through 5. The charge declines monthly after the end of the fifth policy year to zero at the end of policy year fifteen. Applicable administrative surrender charge rates, which increase with issue age, are set forth in full in the policy.

If the specified amount is increased, the increase is subject to a new administrative surrender charge. This charge is imposed if the policy is surrendered or lapses within fifteen policy years from the effective date of the increase, and is in addition to any sales surrender charge or administrative surrender charge that may be applicable if the policy is surrendered or lapses within fifteen policy years after the policy date.

The administrative surrender charge partially covers the administrative costs of processing surrenders, lapses, and increases and reductions in specified amount, as well as legal, actuarial, systems, mailing, and other overhead costs connected with Union Central's variable life insurance operations. This charge has been designed to cover actual costs and is not intended to produce a profit.

Fund Expenses

The value of the net assets of each subaccount reflects the investment advisory fees and other expenses incurred by the corresponding portfolio in which the subaccount invests. See the prospectuses for the portfolios.

Cost of Additional Benefits Provided by Riders

The cost of additional benefits provided by riders is part of the monthly deduction and is charged to the account value on the monthly date.

Income Tax Charge

Union Central does not currently assess any charge for income taxes incurred as a result of the operations of the subaccounts of the separate account. We reserve the right, however, to assess a charge for such taxes against the subaccounts if we determine that such taxes will be incurred.

Special Arrangements

Where permitted by state regulation, Union Central may reduce or waive the sales charge component of the premium expense charge; the monthly administrative charge; and/or the surrender charge, under policies purchased by (i) directors, officers, employees, or agents of Union Central, or affiliates thereof, or their spouses or dependents; (ii) directors, officers, employees, or agents of broker-dealers that have entered into selling agreements with Carillon Investments, Inc. relating to the policies, or their spouses or dependents; or (iii) directors, officers, employees, or affiliates of the portfolios or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents. In addition, in the future, Union Central may reduce or waive the sales charge component of the premium expense charge; and/or the surrender charge if a policy is purchased by the owner of another policy issued by Union Central, and/or through transfer or exchange from a life insurance policy issued by Union Central, each in accordance with rules established by Union Central and applied on a uniform basis. Reductions or waivers of the sales charge component of the premium expense charge, the monthly administrative charge, and the surrender charge reflect the reduced sales and administrative effort associated with policies sold to the owners specified. The home office can provide advice regarding the availability of reduced or waived charges to such owners.

The Policies may be issued to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases policies covering a group of individuals. An example of such an arrangement is a non-qualified deferred compensation plan. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of policies on an individual basis. The policies may not be available in connection with group or sponsored arrangements in all states.

For policies issued in connection with group or sponsored arrangements, Union Central may reduce or waive one or more of the following charges: the sales charge component of the premium expense charge; the surrender charge; the monthly charge for the cost of insurance; rider charges; monthly administrative charges; daily mortality and expense risk charges; and/or the transfer charge. In addition, the interest rate credited on amounts taken from the subdivisions as a result of a loan may be increased for these policies. Union Central will waive or reduce these charges as described below and according to its rules in effect when the policy application is approved.

To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria, for example, size of the group, or number of years in existence. Generally, the sales contacts and effort, administrative costs, and insurance cost and mortality expense risk per policy may vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the policies are purchased, and certain characteristics of its members (including underwriting-related factors that are determined by Union Central to result in lower anticipated expenses of providing insurance coverage, and/or lower mortality expense risk, under policies sold to members of the group or through the sponsored arrangement). The amount of any reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements, and/or the reduced anticipated cost of insurance or mortality expense risk under such policies. Union Central may modify from time to time the amount or availability of any charge reduction or waiver, or the criteria for qualification.

Charge reductions or waivers will not be unfairly discriminatory against any person, including the affected owners and all other owners of policies funded by the separate account.
<

HOW YOUR ACCOUNT VALUES VARY

There is no minimum guaranteed account value or cash surrender value. These values will vary with the investment experience of the subaccounts and/or the daily crediting of interest in the guaranteed account, and will depend on the allocation of account value. If the cash surrender value on a monthly date is less than the amount of the monthly deduction to be deducted on that date (see page 24) and the minimum guaranteed period is not then in effect, the policy will be in default and a grace period will begin. See "Minimum Guaranteed Period," page 12, and "Grace Period," page 13.

Determining the Account Value

On the policy date, the account value is equal to the initial net premium credited, less the monthly deduction made as of the policy date. On each valuation date thereafter, the account value is the sum of the variable account, the guaranteed account, and the loan account. The account value will vary to reflect the performance of the subdivisions to which amounts have been allocated, interest credited on amounts allocated to the guaranteed account, interest credited on amounts in the loan account, charges, transfers, partial cash surrenders, loans and loan repayments.

Subaccount Values. When you allocate an amount to a subdivision, either by net premium allocation or transfer, your policy is credited with accumulation units in the subaccount corresponding to that subdivision. The number of accumulation units is determined by dividing the amount allocated to the subdivision by the subaccount's accumulation unit value for the valuation date when the allocation is effected.

The number of accumulation units credited to your policy will increase when net premiums are allocated to the subdivision, amounts are transferred to the subdivision, and loan repayments are credited to the subdivision. The number of accumulation units credited to a policy will decrease when the allocated portion of the monthly deduction is taken from the subdivision, a loan is made, an amount is transferred from the subdivision, or a partial surrender is taken from the subdivision.

Determination of Unit Value. The unit value for each subaccount was arbitrarily set at $10 when the subaccount began operations. Thereafter, the unit value at the end of every valuation date is the unit value at the end of the previous valuation date times the net investment factor, as described below. The variable account for a policy is determined on any day by multiplying the number of units attributable to each subaccount corresponding to subdivisions in which account value is invested by the unit value for that subaccount on that day, and aggregating the resulting subaccount values.

Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a subaccount from one valuation period to the next. Each subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any subaccount for any valuation period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)  is the net result of:

   a. the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus

   b. the per share amount of any dividend or capital gain distributions made by the portfolio to the subaccount, if the "ex-dividend" date occurs during the current valuation period; plus or minus

   c. a per share charge or credit for any taxes incurred by or reserved for in the subaccount, which is determined by us to have resulted from the operations of the subaccount.

(2) is the net result of:

   a. the net asset value per share of the portfolio held in the subaccount, determined at the end of the last prior valuation period (adjusted for an "ex-dividend"); plus or minus

   b. the per share charge or credit for any taxes reserved for the immediately preceding valuation period.

(3) is a daily factor representing the mortality and expense risk charge deducted from the subaccount for the policy adjusted for the number of days in the valuation period.

Guaranteed Account. On any valuation date, the guaranteed account of a policy is the total of all net premiums allocated to the guaranteed account, plus any amounts transferred to the guaranteed account, plus interest credited on such net premiums and amounts, less the amount of any transfers, including transfer charges, taken from the guaranteed account, less the amount of any partial cash surrenders taken from the guaranteed account, less any amounts transferred from the guaranteed account in connection with loans, and less the pro-rata portion of the monthly deduction deducted from the guaranteed account.

Loan Account. On any valuation date, if there have been any loans, the loan account is equal to amounts transferred to the loan account from the subaccounts and from the guaranteed account as collateral for loans and for due and unpaid loan interest, amounts transferred from the loan account to the subaccounts and the guaranteed account as policy debt is repaid, and interest credited on the loan account.

Cash Value

The cash value on a valuation date is the account value less the surrender charge that would be applicable on that valuation date.

Cash Surrender Value

The cash surrender value on a valuation date is the cash value reduced by any policy debt. Cash surrender value is used to determine whether a partial cash surrender may be taken, and whether policy debt is excessive (see page 24). It is also the amount that is available upon full surrender of the policy (see page 24).

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the policy remains in force, Union Central will pay the death benefit proceeds upon receipt at the home office of proof of the insured's death that Union Central deems satisfactory. Union Central may require return of the policy. The death benefit proceeds will be paid in a lump sum generally within seven calendar days of receipt of satisfactory proof (see "When Proceeds Are Paid," page 34) or, if elected, under a payment option (see "Payment Options," page 24). The death benefit will be paid to the beneficiary. See "Selecting and Changing the Beneficiary," page 22.

Amount of Death Benefit Proceeds

The death benefit proceeds are equal to the sum of the death benefit under the death benefit option selected calculated on the date of the insured's death, plus any supplemental and/or rider benefits, minus any policy debt on that date. If the date of death occurred during a grace period, the death benefit proceeds are the death benefit immediately prior to the start of the grace period, minus policy debt and minus any past due monthly deductions. Under certain circumstances, the amount of the death benefit may be further adjusted. See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex," page 34.

If part or all of the death benefit is paid in one sum, Union
Central will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the insured's death to the date of payment.

Death Benefit Options

The owner may choose one of two death benefit options, which will be used to determine the death benefit. Under Option A, the death benefit is the greater of the specified amount or the Applicable Percentage of account value on the date of the insured's death. Under Option B, the death benefit is the greater of the specified amount plus the account value on the date of death, or the Applicable Percentage of the account value on the date of the insured's death.

If investment performance is favorable, the amount of the death benefit may increase. However, under Option A, the death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.
Under Option B, the death benefit will vary directly with account value, which reflects the investment performance of the subaccounts as well as interest credited to the guaranteed account. For an illustration of the impact that investment performance may have on the death benefit, see the illustrations beginning on page 24.

The "Applicable Percentage" is 250% when the insured has attained age 40 or less, and decreases each year thereafter to 100% when the insured has attained age 95. A table showing the Applicable Percentages for Attained Ages 0 to 95 is included in Appendix A.

Initial Specified Amount and Death Benefit Option

The initial specified amount is set at the time the policy is issued. You may change the specified amount from time to time, as discussed below. You select the death benefit option when you apply for the policy. You also may change the death benefit option, as discussed below.

Changes in Death Benefit Option

On or after one year from the policy date, you may change the death benefit option on your policy, by notice to us, subject to the following rules. After any change, the specified amount must be at least $50,000. The effective date of the change will be the monthly date next following the day that Union Central receives and accepts notice of the request for change. Union Central may require satisfactory evidence of insurability.

When a change from Option A to Option B is made, the specified amount after the change is effected will be equal to the specified amount before the change less the account value on the effective date of the change. When a change from Option B to Option A is made, unless requested by notice to us, the specified amount after the change will be equal to the specified amount before the change is effected and the death benefit will be reduced by the account value on the effective date of the change.


Changes in Specified Amount

On or after one year from the policy date, you may request a change in the specified amount, by notice to us, subject to the following rules. If a change in the specified amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your policy as a life insurance contract, Union Central will refund promptly to the owner the amount of such excess above the premium limitations.

The minimum amount of any decrease in specified amount is $5,000, and any decrease in specified amount will become effective on the monthly date next following the date that notice requesting the decrease is received and approved by us. Union Central reserves the right to decline a requested decrease in the specified amount if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the policy, or if to effect the requested decrease, payments to the owner would have to be made from the accumulated value for compliance with the guideline premium limitations, and the amount of such payments would exceed the cash surrender value under the policy.

Decreasing the specified amount of the policy may have the effect of decreasing monthly cost of insurance charges.

Any increase in the specified amount must be at least $5,000 (unless the increase is effected pursuant to a rider providing for automatic increases in specified amount), and an application must be submitted. Any increase that is not guaranteed by rider will require satisfactory evidence of insurability and must meet Union Central's underwriting rules. A change in planned periodic premiums may be advisable. See "Premium Payments Upon Increase in Specified Amount," page 13. The increase in specified amount will become effective on the monthly date next following the date the request for the increase is received and approved, and the account value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in specified amount.

A new administrative surrender charge period will apply to each portion of the policy resulting from an increase in specified amount, starting with the effective date of the increase. (See
"Surrender Charge," page 18).

Selecting and Changing the Beneficiary

You select one or more beneficiary(ies) in your application. You may later change the beneficiary(ies) in accordance with the terms of the policy. The primary beneficiary, or, if the primary beneficiary is not living, the contingent beneficiary, is the person entitled to receive the death benefit proceeds under the policy. If the insured dies and there is no surviving beneficiary, the owner or the estate of the owner will be the beneficiary. If a beneficiary is designated as irrevocable, then the beneficiary's consent must be obtained to change the beneficiary.


CASH BENEFITS

Loans

After the first policy year and while the insured is living, and provided the policy is not in the grace period, you may borrow against your policy at any time by submitting notice to the home office. (In certain states, loans may also be available during the first policy year.) The minimum amount of any loan request is $500 (subject to state regulation). The maximum loan amount is equal to the sum of 90% of the variable account, plus 100% of the guaranteed account, less any surrender charges that would be applicable on the effective date of the loan, less loan interest to the annual date. Outstanding loans reduce the amount available for new loans. Loans will be processed as of the date your notice is received and approved. Loan proceeds generally will be sent to you within seven calendar days. See "When Proceeds Are Paid," page 34, and "Payments from the Guaranteed Account," page 16.

Interest. Each year Union Central will set the annual loan interest rate. The rate will never be more than the maximum permitted by law, and will not be changed more frequently than once per year. The rate for a policy year may not exceed the greater of (i) the Published Monthly Average for the calendar month ending two months before the annual date at the beginning of the policy year; or (ii) the guaranteed minimum interest rate applicable to the guaranteed account, plus 1.0%. The Published Monthly Average means Moody's Corporate Bond Yield Average - Monthly Average Corporates, as published by Moody's Investor Service, Inc., or any successor to that service; or if the average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which the policy is delivered.

If the maximum annual loan interest rate for a policy year is at least 0.5% higher than the rate set for the previous policy year, we may increase the rate to no more than that limit. If the maximum limit for a policy year is at least 0.5% lower than the rate set for the previous policy year, we will reduce the rate to at least that limit.

Union Central will notify owners of the initial rate of interest when a loan is made. We will notify the owner at least thirty days in advance of any increase in the annual loan interest rate applicable to any outstanding loan.

Interest is due and payable at the end of each policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding loan.

Policy Debt. Outstanding loans (including unpaid interest added to the loan) plus accrued interest not yet due equals the policy debt.

Loan Collateral. When a policy loan is made, an amount sufficient to secure the loan is transferred out of the variable account and the guaranteed account and into the policy's loan account. Thus, a loan will have no immediate effect on the account value, but other policy values, such as the cash surrender value and the death benefit proceeds, will be reduced immediately by the amount transferred to the loan account. This transfer is made against the account value in each subdivision and the guaranteed account in proportion to the account value in each on the effective date of the loan, unless the owner specifies that transfers be made from specific subdivisions. An amount of account value equal to any due and unpaid loan interest which exceeds interest credited to the loan account will also be transferred to the loan account on each annual date. Such interest will be transferred from each subdivision and the guaranteed account in the same proportion that account value in each subdivision and the guaranteed account bears to the total unloaned account value.

The loan account will be credited with interest at an effective annual rate of not less than the annual loan interest rate, less 1.25% during the first ten policy years, and 0.50% thereafter. Thus, the maximum net cost of a loan per year is 1.25% during the first ten policy years, and 0.50% thereafter (the net cost of a loan is the difference between the rate of interest charged on policy loans and the amount credited on the equivalent amount held in the loan account). Union Central will determine the rate of interest to be credited to the loan account in its sole discretion, and the rate may change from time to time.


Loan Repayment; Effect if Not Repaid. You may repay all or part of your policy debt at any time while the insured is living and the policy is in force. Loan repayments must be sent to the home office and will be credited as of the date received. The owner may give us notice that a specific unscheduled premium made while a loan is outstanding is to be applied as a loan repayment.
(Loan repayments, unlike unscheduled premiums, are not subject to premium expense charges.) We will apply any planned periodic premiums, and any unscheduled premiums without notice, as premium payments. When a loan repayment is made, account value in the loan account in an amount equivalent to the repayment is transferred from the loan account to the subdivisions and the guaranteed account. Thus, a loan repayment will have no immediate effect on the account value, but other policy values, such as the cash surrender value, will be increased immediately by the amount of the loan repayment. Amounts will be transferred to the subdivisions and the guaranteed account in accordance with the owner's current net premium allocation instructions.

If the death benefit becomes payable while a loan is outstanding, the policy debt will be deducted in calculating the death benefit proceeds.

If on a monthly date the cash value less any policy debt (the cash surrender value) exceeds the amount of the monthly deduction due for the following policy month, the policy will be in default. You, and any assignee of record, will be sent notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the policy. The notice will specify the amount that must be repaid to prevent termination.

Effect of Policy Loan. A loan, whether or not repaid, will have a permanent effect on the death benefit and policy values because the investment results of the subaccounts of the separate account and current interest rates credited on account value in the guaranteed account will apply only to the non-loaned portion of the account value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the guaranteed account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the subaccounts are less than anticipated. Also, loans could, particularly if not repaid, make it more likely than otherwise for a policy to terminate. See "Tax Considerations," page 36, for a discussion of the tax treatment of policy loans, and the adverse tax consequences if a policy lapses with loans outstanding. In addition, if your policy is a modified endowment contract, loans may be currently taxable and subject to a 10% penalty tax.

Surrendering the Policy for Cash Surrender Value

You may surrender your policy at any time for its cash surrender value by submitting notice to the home office. Union Central may require return of the policy. A surrender charge may apply. See "Surrender Charges," page 18. A surrender request will be processed as of the date your notice and all required documents are received. Payment will generally be made within seven calendar days. See "When Proceeds are Paid," page 34, and "Transfers from the Guaranteed Account," page 16. The cash surrender value may be taken in one lump sum or it may be applied to a payment option acceptable to you and to us. See "Payment Options," page 24. Your policy will terminate and cease to be in force if it is surrendered. It cannot later be reinstated. A surrender may result in adverse tax consequences, and if your policy is a modified endowment contract, may also trigger a 10% penalty tax. See "Tax Considerations," page 36.

Partial Cash Surrenders

You may make partial cash surrenders under your policy at any time subject to the conditions below. You must submit notice to the home office. Each partial cash surrender must be at least $500. The partial surrender amount may not exceed the cash surrender value. There is no fee or charge imposed on a partial cash surrender. As of the date Union Central receives notice of a partial cash surrender request, the cash value will be reduced by the partial cash surrender amount.

Unless the owner requests that a partial cash surrender be deducted from specified subdivisions, the partial cash surrender amount will be deducted from your account value in the subdivisions and in the guaranteed account pro-rata in proportion to the account value in each.

If death benefit Option A is in effect, Union Central will reduce the specified amount by the partial cash surrender amount. Union Central may reject a partial cash surrender request if the partial cash surrender would reduce the specified amount below $50,000, or if the partial cash surrender would cause the policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Union Central.

Partial cash surrender requests will be processed as of the date notice is received by us, and generally will be paid within seven calendar days. See "When Proceeds Are Paid," page 34, and
"Payment Deferral from the Guaranteed Account," page 16.

A partial cash surrender may result in adverse tax consequences, and if your policy is a modified endowment contract, may also trigger a 10% penalty tax. See "Tax Considerations," page 36.

Maturity Benefit

The maturity date is generally the insured's age 100. If the policy is still in force on the maturity date, the maturity benefit will be paid to you. The maturity benefit is equal to the cash surrender value on the maturity date.

Payment Options

Surrender proceeds and death benefit proceeds under the policy are generally payable in a lump sum. We may offer alternative payment options. Owners or beneficiaries should contact Union Central or their Union Central agent for information regarding payment options that may be available at the time of payment.


ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES, DEATH
BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

The following tables have been prepared to illustrate hypothetically how certain values under a policy may change with investment performance over an extended period of time. The tables illustrate how account values, cash surrender values and death benefits under a policy covering an insured of a given age on the issue date, would vary over time if periodic planned premiums were paid annually and the return on the assets in the each of the portfolios were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned periodic premiums accumulated at 5% interest compounded annually. THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. These illustrations assume that net premiums are allocated equally among the subdivisions available under the policy, and that no amounts are allocated to the guaranteed account.

The illustrations reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after tax return of the selected portfolios. The tables assume an average annual expense ratio of 0.799% of the average daily net assets of the portfolios available under the policies. This average annual expense ratio is based on (i) the expense ratios of each of the portfolios except the Carillon S&P 500 Index Portfolio for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a portfolio; and (ii) for the Carillon S&P 500 Index Portfolio, which commenced operations on January 2, 1996, the estimated expense ratio for the first year of operations, net of the effect of a voluntary expense reimbursement arrangement with the portfolio's adviser. (This arrangement can be terminated at any time. If the arrangement is terminated, the amounts shown in the following illustrations could be lower.) For information on the portfolios' expenses, see the prospectuses for the portfolios accompanying this Prospectus.

In addition, the illustrations reflect the daily charge to the separate account for assuming mortality and expense risks, which is equal on an annual basis to 0.75% during the first ten policy years, and 0.25% thereafter. After deduction of portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.537%, 4.371% and 10.278%, respectively, during the first ten policy years, and -1.044%, 4.894%, and 10.831%, respectively, thereafter.

The illustrations also reflect the deduction of the applicable premium expense charge, and the monthly deduction, including the monthly cost of insurance charge for the hypothetical insured. Union Central's current cost of insurance charges, and the higher guaranteed maximum cost of insurance charges that Union Central has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the separate account and assume no policy debt or charges for supplemental and/or rider benefits.

The illustrations are based on Union Central's sex distinct preferred rates. Upon request, owner(s) will be furnished with a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

----------------------------------------------------------------
                      THE UNION CENTRAL LIFE INSURANCE COMPANY
----------------------------------------------------------------
                           VARIABLE UNIVERSAL LIFE INSURANCE

                                     EXCEL CHOICE

MALE ISSUE AGE: 40      $5,000 ANNUAL PREMIUM USING CURRENT CHARGES
400,000 SPECIFIED AMOUNT
PREFERRED
DEATH BENEFIT OPTION A
VARIABLE INVESTMENT

                           DEATH BENEFIT                   ACCOUNT VALUE
     CASH SURRENDER VALUE
                     -----------------------          -----------------------
    -----------------------
                    Assuming Hypothetical              Assuming Hypothetical
   Assuming Hypothetical
      PREMIUMS       Gross Annual                           Gross Annual
        Gross Annual
      ACCUM         Investment Return of               Investment Return of
     Investment Return of
END   AT 5%        -----------------------            -----------------------
    -----------------------
OF    INTEREST    0%          6%         12%         0%        6%        12 %
   0%       6%       12%
YEAR  PER YEAR    Gross       Gross      Gross       Gross     Gross     Gross
   Gross    Gross    Gross
----  --------    ------      ------     ------      ------    ------    ------
   ------   -----    ------
1     5250        400000      400000     400000      3486      3727      3968
   386      627      868
2     10762       400000      400000     400000      7108      7812      8546
   3938     4642     5376
3     16551       400000      400000     400000      10626     12028     13548
   7456     8859     10378
4     22628       400000      400000     400000      14034     16373     19008
   10864    13203    15839
5     29010       400000      400000     400000      17336     20856     24981
   14167    17687    21812

6     35710       400000      400000     400000      20535     25485     31522
   17682    22632    28669
7     42746       400000      400000     400000      23638     30274     38699
   21103    27738    36163
8     50133       400000      400000     400000      26647     35231     46581
   24429    33012    44362
9     57889       400000      400000     400000      29563     40363     55244
   27661    38462    53342
10    66034       400000      400000     400000      32380     45676     64767
   30795    44091    63182

11    74586       400000      400000     400000      35380     51542     75739
   34112    50275    74471
12    83565       400000      400000     400000      38283     57645     87873
   37332    56694    86922
13    92993       400000      400000     400000      41081     63987     101295
   40447    63353    100661
14    102893      400000      400000     400000      43767     70577     116152
   43450    70260    115835
15    113287      400000      400000     400000      46331     77419     132603
   46331    77419    132603

20    173596      400000      400000     400000      58488     117246    247396
   58488    117246   247396
25    250567      400000      400000     538433      66270     165497    441338
   66270    165497   441338
30    348804      400000      400000     885322      67998     224883    763209
   67998    224883   763209

(1)  Assumes that no policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of - 1.537%, 4.371%, and 10.278% respectively, during the first ten policy years, and -1.044%, 4.894%, and 10.831% respectively thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND
 ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD
 NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT
 RATES OF RETURN.  ACTUAL RATES OF RETURN MAY BE MORE OR LESS
 THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS
 INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND
 PREVAILING RATES.  THE DEATH BENEFIT AND ACCOUNT VALUE FOR A
POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO
FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY
 YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS
 THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY
 ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
/TABLE

----------------------------------------------------------------
                      THE UNION CENTRAL LIFE INSURANCE COMPANY
----------------------------------------------------------------
                           VARIABLE UNIVERSAL LIFE INSURANCE

                                     EXCEL CHOICE

MALE ISSUE AGE: 40    $5,000 ANNUAL PREMIUM USING GUARANTEED CHARGES
$400,000 SPECIFIED AMOUNT
PREFERRED
DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
                     DEATH BENEFIT                   ACCOUNT VALUE
CASH SURRENDER VALUE
                 -----------------------            -----------------------
--------------------
                  Assuming Hypothetical             Assuming Hypothetical
Assuming Hypothetical
       PREMIUMS    Gross Annual                     Gross Annual
 Gross Annual
       ACCUM      Investment Return of              Investment Return of
 Investment Return of
END    AT 5%      --------------------             -----------------------
--------------------
OF     INTEREST   0%         6%         12%        0%       6%       12%
0%          6%       12%
YEAR   PER YEAR   Gross      Gross      Gross      Gross    Gross    Gross
Gross       Gross    Gross
----   --------   ------     ------     ------     ------   ------   ------
------      ------   ------
1     5250        400000     400000     400000     3409     3647     3885
309         547      785
2     10762       400000     400000     400000     6881     7574     8296
3711        4404     5126
3     16551       400000     400000     400000     10239    11611    13098
7070        8441     9928
4     22628       400000     400000     400000     13474    15753    18323
10305       12584    15153
5     29010       400000     400000     400000     16589    20007    24018
13419       16838    20849

6     35710       400000     400000     400000     19571    24365    30221
16718       21512    27368
7     42746       400000     400000     400000     22416    28826    36979
19880       26290    34444
8     50133       400000     400000     400000     25120    33389    44350
22901       31170    42131
9     57889       400000     400000     400000     27678    38055    52396
25776       36153    50494
10    66034       400000     400000     400000     30079    42817    61179
28494       41233    59595

11    74586       400000     400000     400000     32586    48026    71252
31318       46758    69984
12    83565       400000     400000     400000     34919    53360    82320
33968       52409    81369
13    92993       400000     400000     400000     37056    58805    94485
36422       58171    93851
14    102893      400000     400000     400000     38978    64353    107868
38661       64036    107551
15    113287      400000     400000     400000     40657    69984    122598
40657       69984    122598

20    173596      400000     400000     400000     44599    99031    222930
44599       99031    222930
25    250567      400000     400000     480255     37678    127808   393651
37678       127808   393651
30    348804      400000     400000     782929     10583    151454   674938
10583       151454   674938

(1)  Assumes that no policy loans have been made.
(2)  Guaranteed values reflect applicable Premium Expense
Charges,
guaranteed cost of insurance rates, a monthly administrative charge of
$25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of - 1.537%, 4.371%, and 10.278% respectively, during the first ten policy years, and -1.044%, 4.894% and 10.831% respectively thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND
ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT
BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF
RETURN.  ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE
SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE
INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES.
THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED
0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE
OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS
THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY
ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------
                      THE UNION CENTRAL LIFE INSURANCE COMPANY
----------------------------------------------------------------
                           VARIABLE UNIVERSAL LIFE INSURANCE

                                     EXCEL CHOICE

MALE ISSUE AGE: 40    $5,000 ANNUAL PREMIUM USING CURRENT CHARGES
$400,000 SPECIFIED AMOUNT
PREFERRED
DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
                        DEATH BENEFIT                  ACCOUNT VALUE
CASH SURRENDER VALUE
                     -----------------------        ----------------------
--------------------
                     Assuming Hypothetical          Assuming Hypothetical
Assuming Hypothetical
      PREMIUMS             Gross Annual             Gross Annual
 Gross Annual
      ACCUM            Investment Return of         Investment Return of
  Investment Return of
END   AT 5%          -----------------------        -----------------------
--------------------
OF    INTEREST      0%        6%         12%        0%        6%        12 %
0%        6%        12%
YEAR  PER YEAR      Gross     Gross      Gross      Gross     Gross     Gross
Gross     Gross     Gross
---- -------        ------    ------     ------     ------    ------    -----
------    ------    ------
1    5250           403478    403718     403958     3478      3718      3958
378       618       858
2    10762          407082    407784     408515     7082      7784      8515
3913      4614      5346
3    16551          410574    411969     413480     10574     11969     13480
7405      8800      10311
4    22628          413946    416268     418884     13946     16268     18884
10776     13099     15715
5    29010          417201    420689     424775     17201     20689     24775
14032     17519     21605

6    35710          420341    425235     431202     20341     25235     31202
17488     22382     28349
7    42746          423374    429920     438227     23374     29920     38227
20839     27384     35692
8    50133          426301    434747     445911     26301     34747     45911
24082     32528     43692
9    57889          429121    439722     454319     29121     39722     54319
27219     37821     52417
10   66034          431829    444844     463518     31829     44844     63518
30244     43259     61934

11   74586          434702    450478     474074     34702     50478     74074
33434     49210     72806
12   83565          437461    456302     485683     37461     56302     85683
36510     55351     84732
13   92993          440094    462310     498447     40094     62310     98447
39460     61676     97813
14   102893         442594    468504     512482     42594     68504     112482
42277     68188     112165
15   113287         444948    474877     527909     44948     74877     127909
44948     74877     127909

20   173596         455828    511246     633602     55828     111246    233602
55828     111246    233602
25   250567         461378    551913     803999     61378     151913    403999
61378     151913    403999
30   348804         459569    595424     107966     59569     195424    679666
59569     195424    679666

(1)  Assumes that no policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of
$25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%,
6%, and 12% would correspond to approximate net annual rates of -
1.537%, 4.371%, and 10.278% respectively, during the first ten policy years, and -1.044%, 4.894%, and 10.831% respectively thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND
ELSEWHERE
IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED
A
REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.
ACTUAL
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND
ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE
BY AN
OWNER AND PREVAILING RATES.  THE DEATH BENEFIT AND ACCOUNT VALUE
FOR A
POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO
FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY
YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS
THAT
THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE
YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------
                      THE UNION CENTRAL LIFE INSURANCE COMPANY
----------------------------------------------------------------
                           VARIABLE UNIVERSAL LIFE INSURANCE

                                     EXCEL CHOICE


MALE ISSUE AGE: 40     $5,000 ANNUAL PREMIUM USING GUARANTEED CHARGES
$400,000 SPECIFIED AMOUNT
PREFERRED
   DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
                         DEATH BENEFIT                 ACCOUNT VALUE
   CASH SURRENDER VALUE
                    -----------------------        -----------------------
   --------------------
                      Assuming Hypothetical          Assuming Hypothetical
  Assuming Hypothetical
      PREMIUMS           Gross Annual                    Gross Annual
      Gross Annual
      ACCUM          Investment Return of           Investment Return of
    Investment Return of
END   AT 5%         -----------------------        -----------------------
   -----------------------
OF    INTEREST   0%        6%        12%         0%         6%         12%
  0%        6%        12%
YEAR  PER YEAR   Gross     Gross     Gross       Gross      Gross      Gross
  Gross     Gross     Gross
----  -------    ------    ------    ------      ------     ------     ------
  ------    ------    -----
1     5250       403399    403637    403875      3399       3637       3875
  299       537       775
2     10762      406854    407543    408262      6854       7543       8262
  3684      4374      5093
3     16551      410184    411547    413025      10184      11547      13025
  7014      8377      9855
4     22628      413379    415640    418188      13379      15640      18188
  10209     12470     15019
5     29010      416442    419825    423794      16442      19825      23794
  13273     16656     20624

6     35710      419359    424092    429871      19359      24092      29871
  16507     21239     27018
7     42746      422124    428434    436458      22124      28434      36458
  19589     25898     33922
8     50133      424732    432848    443600      24732      32848      43600
  22513     30629     41381
9     57889      427177    437327    451345      27177      37327      51345
  25275     35426     49444
10    66034      429445    441859    459740      29445      41859      59740
  27860     40275     58155

11    74586      431793    446781    469301      31793      46781      69301
  30525     45513     68034
12    83565      433942    451762    479713      33942      51762      79713
  32991     50811     78762
13    92993      435865    456778    491036      35865      56778      91036
  35231     56144     90402
14    102893     437541    461805    503345      37541      61805      103345
  37224     61488     103028
15    113287     438936    466806    516707      38936      66806      116707
  38936     66806     116707

20    173596     440817    490305    602602      40817      90305      202602
  40817     90305     202602
25    250567     430671    506475    730620      30671      106475     330620
  30671     106475    330620
30    348804     400355    503252    917553      355        103252     517553
  355       103252    517553

(1)  Assumes that no policy loans have been made.
(2)  Guaranteed values reflect applicable Premium Expense
Charges,
guaranteed cost of insurance rates, a monthly administrative charge of
$25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%,
6%, and 12% would correspond to approximate net annual rates of -
1.537%, 4.371%, and 10.278% respectively, during the first ten policy years, and -1.044%, 4.894% and 10.831% respectively thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND
ELSEWHERE
IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED
A
REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.
ACTUAL
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND
ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE
BY AN
OWNER AND PREVAILING RATES.  THE DEATH BENEFIT AND ACCOUNT VALUE
FOR A
POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO
FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY
YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS
THAT
THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE
YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.
/TABLE

----------------------------------------------------------------
                      THE UNION CENTRAL LIFE INSURANCE COMPANY
----------------------------------------------------------------
                           VARIABLE UNIVERSAL LIFE INSURANCE

                                     EXCEL CHOICE

MALE ISSUE AGE: 50     $5,300 ANNUAL PREMIUM USING CURRENT CHARGES
$250,000 SPECIFIED AMOUNT
PREFERRED
 DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
                         DEATH BENEFIT                    ACCOUNT VALUE
     CASH SURRENDER VALUE
                    -----------------------           -----------------------
    -----------------------
                    Assuming Hypothetical             Assuming Hypothetical
    Assuming Hypothetical
      PREMIUMS          Gross Annual                       Gross Annual
        Gross Annual
      ACCUM         Investment Return of              Investment Return of
     Investment Return of
END   AT 5%        -----------------------           -----------------------
    -----------------------
OF    INTEREST   0%         6%         12%         0%         6%       12 %
 0%        6%        12%
YEAR  PER YEAR   Gross      Gross      Gross       Gross      Gross    Gross
 Gross     Gross     Gross
----  --------   ------     ------     ------      ------     ------   ------
 ------    ------    ------
1     5565       250000     250000     250000      3619       3872     4125
 866       1119      1372
2     11408      250000     250000     250000      7368       8106     8876
 4543      5281      6050
3     17544      250000     250000     250000      10998      12465    14055
 8173      9639      11229
4     23986      250000     250000     250000      14509      16953    19709
 11683     14128     16883
5     30750      250000     250000     250000      17895      21571    25884
 15069     18746     23059

6     37853      250000     250000     250000      21154      26324    32637
 18611     23781     30094
7     45310      250000     250000     250000      24296      31226    40040
 22035     28965     37779
8     53141      250000     250000     250000      27336      36302    48183
 25358     34324     46205
9     61363      250000     250000     250000      30284      41570    57161
 28589     39875     55465
10    69996      250000     250000     250000      33148      47048    67073
 31735     45635     65660

11    79061      250000     250000     250000      36219      53131    78545
 35089     52001     77414
12    88579      250000     250000     250000      39223      59505    91304
 38375     58657     90456
13    98573      250000     250000     250000      42154      66181    105503
 41589     65616     104937
14    109066     250000     250000     250000      45006      73175    121314
 44723     72893     121031
15    120085     250000     250000     250000      47780      80510    138938
 47780     80510     138938

20    184012     250000     250000     304279      59187      122107   262310
 59187     122107    262310
25    265601     250000     250000     502069      65703      174896   469223
 65703     174896    469223
30    369732     250000     256734     854050      59274      244509   813381
 59274     244509    813381

(1)  Assumes that no policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of
$25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%,
6%, and 12% would correspond to approximate net annual rates of -
1.537%, 4.371%, and 10.278% respectively, during the first ten policy years, and -1.044%, 4.894%, and 10.831% respectively thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND
ELSEWHERE
IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED
A
REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.
ACTUAL
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND
ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE
BY AN
OWNER AND PREVAILING RATES.  THE DEATH BENEFIT AND ACCOUNT VALUE
FOR A
POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO
FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY
YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS
THAT
THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE
YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------
                      THE UNION CENTRAL LIFE INSURANCE COMPANY
----------------------------------------------------------------
                           VARIABLE UNIVERSAL LIFE INSURANCE

                                     EXCEL CHOICE

MALE ISSUE AGE: 50     $5,300 ANNUAL PREMIUM USING GUARANTEED CHARGES
$250,000 SPECIFIED AMOUNT
PREFERRED
DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
                       DEATH BENEFIT                   ACCOUNT VALUE
     CASH SURRENDER VALUE
                  -----------------------           -----------------------
    -----------------------
                   Assuming Hypothetical             Assuming Hypothetical
    Assuming Hypothetical
      PREMIUMS        Gross Annual                        Gross Annual
        Gross Annual
      ACCUM        Investment Return of              Investment Return of
     Investment Return of
END   AT 5%       -----------------------          -----------------------
   -----------------------
OF    INTEREST  0%        6%        12%          0%        6%        12 %
   0%        6%       12%
YEAR  PER YEAR  Gross     Gross     Gross        Gross     Gross     Gross
   Gross     Gross    Gross
----  --------  ------    ------    ------       ------    ------    ------
   ------    ------   ------
1     5565      250000    250000    250000       3386      3632      3878
   633       879      1125
2     11408     250000    250000    250000       6810      7516      8254
   3984      4691     5428
3     17544     250000    250000    250000       10078     11468     12977
   7252      8642     10151
4     23986     250000    250000    250000       13180     15479     18076
   10354     12653    15250
5     30750     250000    250000    250000       16101     19536     23577
   13276     16711    20752

6     37853     250000    250000    250000       18831     23631     29516
   16288     21088    26973
7     45310     250000    250000    250000       21355     27754     35931
   19095     25493    33671
8     53141     250000    250000    250000       23669     31901     42877
   21691     29923    40899
9     61363     250000    250000    250000       25762     36065     50411
   24066     34369    48716
10    69996     250000    250000    250000       27612     40229     58591
   26199     38816    57178

11    79061     250000    250000    250000       29457     44720     67950
   28327     43590    66820
12    88579     250000    250000    250000       31022     49220     78213
   30174     48372    77365
13    98573     250000    250000    250000       32270     53704     89487
   31705     53139    88921
14    109066    250000    250000    250000       33157     58143     101900
   32874     57861    101618
15    120085    250000    250000    250000       33635     62506     115611
   33635     62506    115611

20    184012    250000    250000    250000       28249     82325     212416
   28249     82325    212416
25    265601    250000    250000    407525       1086      94296     380864
   1086      94296    380864
30    369732    0         250000    692589       0         83739     659608
   0         83739    659608

(1)  Assumes that no policy loans have been made.
(2)  Guaranteed values reflect applicable Premium Expense
Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of - 1.537%, 4.371%, and 10.278% respectively, during the first ten policy years, and -1.044%, 4.894% and 10.831% respectively thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND
ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT
BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF
RETURN.  ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE
SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE
INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES.
THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED
0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE
OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS
THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY
ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

/TABLE

----------------------------------------------------------------
                      THE UNION CENTRAL LIFE INSURANCE COMPANY
----------------------------------------------------------------
                           VARIABLE UNIVERSAL LIFE INSURANCE

                                     EXCEL CHOICE

MALE ISSUE AGE: 50      $5,300 ANNUAL PREMIUM USING CURRENT CHARGES
$250,000 SPECIFIED AMOUNT
PREFERRED
DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
                            DEATH BENEFIT                 ACCOUNT VALUE
   CASH SURRENDER VALUE
                       -----------------------       -----------------------
  -----------------------
                        Assuming Hypothetical         Assuming Hypothetical
  Assuming Hypothetical
     PREMIUMS               Gross Annual                Gross Annual
     Gross Annual
     ACCUM              Investment Return of          Investment Return of
    Investment Return of
END  AT 5%             -----------------------       -----------------------
   -----------------------
OF   INTEREST     0%        6%         12%         0%        6%        12 %
 0%        6%        12%
YEAR PER YEAR    Gross      Gross      Gross       Gross     Gross     Gross
 Gross     Gross     Gross
---- --------    ------     ------     ------      ------    ------    ------
 ------    ------    -----
1    5565        53602      253854     254106      3602      3854      4106
 849       1101      1353
2    11408       257318     258051     258815      7318      8051      8815
 4492      5225      5989
3    17544       260896     262348     263921      10896     12348     13921
 8070      9522      11095
4    23986       264334     266744     269461      14334     16744     19461
 11508     13919     16635
5    30750       267624     271236     275471      17624     21236     25471
 14798     18410     22645

6    37853       270763     275819     281991      20763     25819     31991
 18220     23276     29447
7    45310       273759     280505     289080      23759     30505     39080
 21498     28245     36819
8    53141       276627     285312     296811      26627     35312     46811
 24649     33334     44833
9    61363       279378     290253     305259      29378     40253     55259
 27683     38558     53564
10   69996       282018     295340     314503      32018     45340     64503
 30605     43927     63090

11   79061       284833     300949     325122      34833     50949     75122
 33703     49819     73992
12   88579       287550     306762     336818      37550     56762     86818
 36702     55914     85970
13   98573       290160     312779     349699      40160     62779     99699
 39595     62213     99134
14   109066      292657     319001     363883      42657     69001     113883
 42374     68718     113600
15   120085      295040     325437     379511      45040     75437     129511
 45040     75437     129511

20   184012      303526     359250     483221      53526     109250    233221
 53526     109250    233221
25   265601      305062     394724     648146      55062     144724    398146
 55062     144724    398146
30   369732      289317     420111     901627      39317     170111    651627
 39317     170111    651627

(1)  Assumes that no policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.537%, 4.371%, and 10.278% respectively, during the first ten policy years, and -1.044%, 4.894%, and 10.831% respectively thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND
ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT
BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF
RETURN.  ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE
SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE
INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES.
THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED
0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE
OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS
THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY
ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
/TABLE

----------------------------------------------------------------
                      THE UNION CENTRAL LIFE INSURANCE COMPANY
----------------------------------------------------------------
                           VARIABLE UNIVERSAL LIFE INSURANCE

                                     EXCEL CHOICE

MALE ISSUE AGE: 50      $5,300 ANNUAL PREMIUM USING GUARANTEED CHARGES
$250,000 SPECIFIED AMOUNT
PREFERRED
DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
                       DEATH BENEFIT                    ACCOUNT VALUE
  CASH SURRENDER VALUE
                   ---------------------           -----------------------
 ---------------------
                   Assuming Hypothetical             Assuming Hypothetical
 Assuming Hypothetical
      PREMIUMS          Gross Annual                       Gross Annual
       Gross Annual
      ACCUM        Investment Return of              Investment Return of
  Investment Return of
END   AT 5%        ---------------------           -----------------------
 --------------------
OF    INTEREST    0%        6%        12%         0%        6%        12 %
 0%        6%        12%
YEAR  PER YEAR    Gross     Gross     Gross       Gross     Gross     Gross
 Gross     Gross     Gross
----  --------    ------    ------    -----       ------    ------    ------
 ------    ------    ------
1     5565        253366    253610    253855      3366      3610      3855
 613       857       1102
2     11408       256749    257449    258180      6749      7449      8180
 3924      4624      5354
3     17544       259954    261326    262815      9954      11326     12815
 7128      8500      9989
4     23986       262968    265226    267775      12968     15226     17775
 10142     12400     14950
5     30750       265772    269127    273072      15772     19127     23072
 12946     16301     20246

6     37853       268351    273011    278719      18351     23011     28719
 15808     20468     26176
7     45310       270689    276857    284733      20689     26857     34733
 18428     24596     32472
8     53141       272777    280650    291137      22777     30650     41137
 20799     28672     39159
9     61363       274601    284370    297953      24601     34370     47953
 22905     32674     46258
10    69996       276135    287982    305192      26135     37982     55192
 24722     36569     53779

11    79061       277602    291777    313304      27602     41777     63304
 26472     40647     62174
12    88579       278729    295422    321950      28729     45422     71950
 27881     44574     71102
13    98573       279472    298862    331137      29472     48862     81137
 28907     48297     80571
14    109066      279783    302032    340868      29783     52032     90868
 29500     51750     90585
15    120085      279609    304861    351142      29609     54861     101142
 29609     54861     101142

20    184012      269982    311450    410970      19982     61450     160970
 19982     61450     160970
25    265601      0         294985    482672      0         44985     232672
 0         44985     232672
30    369732      0         0         554128      0         0         304128
 0         0         304128

(1)  Assumes that no policy loans have been made.
(2)  Guaranteed values reflect applicable Premium Expense
Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of - 1.537%, 4.371%, and 10.278% respectively, during the first ten policy years, and -1.044%, 4.894% and 10.831% respectively thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND
ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT
BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF
RETURN.  ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE
SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE
INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES.
THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED
0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE
OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS
THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY
ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

Incontestability. Subject to state regulation, Union Central will not contest the policy, or any supplemental and/or rider benefits (except accidental death and/or disability benefits), after the policy or rider has been in force during the insured's lifetime for two years from the issue date or the effective date of the rider, unless fraud is involved. Any increase in the specified amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the insured for two years after the effective date of the increase.

Suicide Exclusion. Subject to state regulation, if the insured dies by suicide within two years after the issue date, we will not pay a death benefit. The policy will be terminated, and we will return the premium payments made before death, less any policy debt and any partial cash surrenders. If the insured dies by suicide within two years after an increase in specified amount that is subject to evidence of insurability, we will not pay any death benefit attributable to the increase. In such case, prior to calculating the death benefit, Union Central will restore to the cash value the sum of the monthly cost of insurance charges made for that increase.


Changes in the Policy or Benefits

Misstatement of Age or Sex. If the insured's age or sex has been misstated in the application for the policy or in any application for supplemental and/or rider benefits:

if the misstatement becomes known after the death of the insured, then the death benefit under the policy or such supplemental and/or rider benefits will be adjusted to the correct amount (reflecting the correct age or sex) for the monthly deduction made for the month in which death occurred;

if the misstatement becomes known during the lifetime of the insured, policy values will be adjusted to those based on the correct monthly deductions (reflecting the correct age or sex) since the policy date. If the policy's values are insufficient to cover the monthly deduction on the prior monthly date, the grace period will be deemed to have begun on such date, and notification will be sent to the owner at least 61 days prior to the end of the grace period.

Other Changes. At any time Union Central may make such changes in the policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code or to make the policy conform with any law or regulation issued by any government agency to which it is subject.

When Proceeds Are Paid

Union Central will ordinarily pay any death benefit proceeds, loan proceeds, partial cash surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the home office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, Union Central may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the New York Stock Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of separate account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Union Central's policy owners. See also "Payment Deferral from the Guaranteed Account," page 16.

Reports to Policy Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: account value; cash value; death benefit; amount of interest credited to the guaranteed account; change in value of the variable account; premiums paid since the last report; loans; partial cash surrenders; expense charges; and cost of insurance charges since the prior report; and any other information required by law. You will also be sent an annual and a semi-annual report for each portfolio underlying a subdivision to which you have allocated account value, including a list of the securities held in each portfolio, as required by the 1940 Act. In addition, when you pay premium payments, or if you take out a loan, transfer amounts or make partial cash surrenders, you will receive a written confirmation of these transactions.

Assignment

The policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Union Central, it must be in writing and filed at the home office. Once Union Central has received a signed copy of the assignment, the owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Union Central assumes no responsibility for the validity or sufficiency of any assignment.

An assignment is subject to any policy debt.

Reinstatement

The policy may be reinstated within five years after lapse and before the maturity date, subject to compliance with certain conditions, including the payment of a necessary premium payment and submission of satisfactory evidence of insurability. See your policy for further information.

Supplemental and/or Rider Benefits

The following supplemental and/or rider benefits may be available and added to your policy. Any monthly charges for these benefits and/or riders will be deducted from your account value as part of the monthly deduction (see page 16). The supplemental and/or rider benefits available with the policies provide fixed benefits that do not vary with the investment experience of the separate account.

               Term Insurance Rider for Other Insured Persons.
Provides a
               death benefit amount payable on the death of other insured persons specified. The other insured death benefit amount
               may be changed, subject to certain conditions. In addition, the rider coverage may be converted to a new policy on the other insured, subject to certain conditions.

               Scheduled Increase Option Rider for the Insured.
Provides
               for automatic increases in the specified amount on each
               annual date, subject to the terms of the rider;
the amount
               of the increase is specified in the rider. The rate class
               applicable to the scheduled increases will be the rate class of the insured on the issue date of the rider.
There is no
               cost for this rider.


               Guaranteed Death Benefit Rider. Provides that the policy
               will remain in force and will not lapse during the Guaranteed Death Benefit Period, provided that the sum of
               premium payments to date, less any partial cash surrenders and any policy debt, equals or exceeds the Guaranteed Death
               Benefit Premium times the number of policy months since the policy date. This rider terminates on any monthly date when the sum of premium payments, less any partial cash surrenders and any policy debt, is less than the
Guaranteed
               Death Benefit Premium multiplied by the number of policy
               months since the policy date. This rider is not available
               for all ages and rate classes, or under certain circumstances where the Term Insurance Rider for
Other
               Insured Persons is also added to the policy.


               Cost of Living Rider for the Insured. Provides for
               automatic increases in the specified amount on each annual date, subject to the terms of the rider; the amount of the increase will be based on increases in the Consumer Price
               Index, as specified in the rider. The rate class applicable to the cost of living increases will be the rate class of
               the insured on the issue date of the rider. There is no
               cost for this rider.

               Guaranteed Insurability Option Rider. Provides the right to increase the specified amount on each option date by the
               benefit amount shown in the rider. No evidence of insurability will be required. Option dates are the annual
               dates nearest the insured's 25th, 28th, 31st, 34th, 37th,
               and 40th birthdays. Option dates may be advanced in the
               event of the insured's marriage or adoption of a child.

               Accidental Death Benefit Rider. Provides an additional
               death benefit payable if the insured's death results from
               certain accidental causes. There is no cash value for this benefit.

               Total Disability Benefit Rider - Waiver of Monthly
               Deduction. Provides for waiver of the monthly deduction
               during the total disability of the insured.

               Total Disability Benefit Rider - Policy
Continuation to
               Maturity Date Not Guaranteed. Provides for the crediting to the policy as premium payments the monthly total disability benefit set forth in the rider during the total disability of the insured.

               Children's Insurance Rider. Provides a death benefit
               payable on the death of a child of the insured.
More than
               one child can be covered. There is no cash value for this
               benefit.


               Insurance Exchange Rider. Provides the right to exchange
               the policy for a new policy on the life of a substitute
               insured. Exercise of the right is subject to satisfactory
               evidence of insurability of the substitute insured, and may result in a cost or credit to the owner. The new policy can be any adjustable life insurance policy issued by Union
               Central at the time the exchange privilege is exercised.
               The policy date for the new policy will generally be the
               same as the policy date of the exchanged policy;
the issue
               date for the new policy will be the date of exchange. The
               initial cash value under the new policy will be the same as the cash value of the policy on the date of the exchange.
               There is no cost for this rider, and there are no charges or other fees imposed under the policy or the new policy at the time of the exchange. For purposes of calculating any
               surrender charges subsequently imposed on the policy
               acquired by exchange, we will take into account the number of policy years that this policy, and the policy acquired by exchange, have been in force. Exercise of this rider will
               result in a taxable exchange.

               Accelerated Benefits Rider. Union Central intends to offer in the future a rider benefit that will allow you to receive an accelerated payment of a portion of the policy's death
               benefit. This advance payment of the death benefit will be available where certain special needs exist, as described
               briefly below. The right to exercise the rider will be
               subject to conditions specified in the rider. We will make the accelerated benefits rider available to you only if (1)
               your state insurance department has approved the rider, and
               (2) the availability of the rider will not jeopardize the
               qualification of the policy as life insurance under federal income tax law. However, Union Central may determine not to offer the benefit, or may offer a substantially different
               benefit, to the extent that we deem advisable in light of
               future clarification or interpretation of applicable federal income tax law. If the accelerated benefit rider is
               offered, it is expected to provide that if the insured is
               diagnosed as terminally ill, as defined in the rider, you
               may request an accelerated payment of the policy's death
               benefit.  The payment may be subject to
discounting and
               charges. Payment will be subject to evidence satisfactory
               to Union Central.

Additional rules and limits apply to these supplemental and/or rider benefits. Not all such benefits may be available at any time and in any given state, and supplemental and/or rider benefits in addition to those listed above may be made available.

Please ask your Union Central agent for further information, or contact the home office.


Participating

The policy is issued on a participating basis, and as such is eligible to share in Union Central's profits and surplus to the extent determined by our Board of Directors in its sole discretion. Union Central does not currently anticipate that the policies will participate in profits or surplus in the foreseeable future.


State Variations

Certain policy features, including the "free look," incontestability, and suicide provisions, are subject to state variation. The owner should read his or her policy carefully to determine whether any variations apply in the state in which the policy is issued.


TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon Union Central's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

Tax Status of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal income tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. If a policy were determined not to be a life insurance contract for purposes of Section 7702, such policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a policy issued on a standard basis, Union Central believes that such a policy should meet the Section 7702 definition of a life insurance contract. With respect to a policy that is issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk), there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a policy meets the section 7702 definition of a life insurance contract. Thus, it is not clear whether or not a policy issued on a substandard basis would satisfy section 7702, particularly if the owner pays the full amount of premiums permitted under the policy.


If it is subsequently determined that a policy does not satisfy
Section 7702, Union Central may take whatever steps are appropriate and reasonable to attempt to cause such a policy to comply with Section 7702. For these reasons, Union Central reserves the right to modify the policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.


Section 817(h) of the Code requires that the investments of each of the subaccounts must be "adequately diversified" in accordance with Treasury regulations in order for the policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The subaccounts, through the portfolios, intend to comply with the diversification requirements prescribed in Treas. Reg. Section 1.817-5, which affect how the portfolio's assets are to be invested. Union Central believes that the subaccounts will, thus, meet the diversification requirements, and Union Central will monitor continued compliance with this requirement.

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the subaccounts used to support their contracts. In those circumstances, income and gains from the subaccount assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of subaccount assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of subaccount assets. For example, an owner has additional flexibility in allocating premium payments and account value. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the subaccounts. In addition, Union Central does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Union Central therefore reserves the right to modify the policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the subaccounts.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. Union Central believes that the proceeds and cash value increases of a policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the policy should be excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Depending on the circumstances, the exchange of a policy, a change in the policy's death benefit option, a policy loan, a partial cash surrender, a surrender, a change in ownership, or an assignment of the policy may have Federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depends on the circumstances of each owner or beneficiary.

The policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Generally, the owner will not be deemed to be in constructive receipt of the account value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a policy depend on whether the policy is classified as a "Modified Endowment Contract." Whether a policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a policy or when benefits are paid at a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess will generally be treated as ordinary income subject to tax.

Modified Endowment Contracts. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to life insurance contracts entered into or materially changed after June 20, 1988. The rules relating to whether a policy will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. In general, a policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the policy provided for paid-up future benefits after the payment of seven level annual premiums.

A policy may also become a Modified Endowment Contract after a material change. The determination of whether a policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and account value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each policy. In view of the foregoing, a current or prospective owner should consult with a competent tax advisor to determine whether a policy transaction will cause the policy to be treated as a Modified Endowment Contract. Union Central has established procedures for monitoring premium payments made under the policies and for making efforts to notify you on a timely basis if your policy is in jeopardy of becoming a Modified Endowment Contract due to the payment of premiums. If acceptance of a premium paid would, in Union Central's view, cause the policy to become a Modified Endowment Contract, then to the extent feasible Union Central will not accept that portion of the premium that would cause the policy to become a Modified Endowment Contract unless the owner confirms in writing the owner's intent to convert the policy to a Modified Endowment Contract. Union Central may return that portion of the payment pending receipt of instructions from the owner.

Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and partial cash surrender from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the account value immediately before the distribution over the investment in the policy described below) at such time. Second, loans taken from or secured by such a policy are treated as distributions from the policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan is made on or after the owner attains age 59-1/2, is attributable to the owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's beneficiary.

Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a policy that is not a Modified Endowment Contract are generally treated as first, recovering the investment in the policy (described below) and then, only after the return of all such investment in the policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the owner in order for the policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in Section 7702.

Loans from, or secured by, a policy that is not a Modified
Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the owner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax rule.

Policy Loan Interest. Generally, consumer interest paid on any loan under a policy which is owned by an individual is not deductible. In addition, interest on any loan under a policy owned by a taxpayer and covering the life of any individual who is an officer or employer of or is financially interested in the business carried on by the taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such individuals exceeds $50,000. The deduction of interest on policy loans may also be subject to other restrictions under the Code. A qualified tax adviser should be consulted before deducting any policy loan interest.

Investment in the Policy. Investment in the policy means: (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the owner.

Multiple Policies. All Modified Endowment Contracts that are issued by Union Central (or its affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in an owner's gross income under Section 72(e) of the Code.

Possible Charge for Union Central's Taxes

At the present time, Union Central makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that it incurs that may be attributable to the subaccounts or to the policies. Union Central, however, reserves the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the subaccounts or to the policies. Owners will be notified in advance of the imposition of any such charges for taxes. If any tax charges are made in the future, they will be accumulated daily and transferred from the applicable subaccount to Union Central's General Account. Any investment earnings on tax charges accumulated in a subaccount will be retained by Union Central.


OTHER INFORMATION ABOUT THE POLICIES AND UNION CENTRAL

Sale of the Policies

The policies will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the policies. However, we reserve the right to discontinue the offering. Applications for policies are solicited by agents who are licensed by applicable state insurance authorities and appointed by us to sell our variable life contracts and who are also registered representatives of Carillon Investments, Inc. ("Carillon Investments") or of a broker-dealer that has entered into a selling agreement with Carillon Investments. The address of Carillon Investments, one of our wholly-owned subsidiaries, is
1876 Waycross Road, Cincinnati, Ohio  45240.   Carillon
Investments is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.


Carillon Investments acts as the principal underwriter (as defined in the 1940 Act) for the separate account, pursuant to an underwriting agreement between Union Central and Carillon Investments. Carillon Investments is not obligated to sell any specific number of policies. Selling agents may be paid a maximum of 50% of planned periodic premiums paid up to an amount equal to one "target premium," plus 2% of any other first-year premiums. A "target premium" is an amount of premium based on the insured's age at issue, sex, rate class, specified amount, and supplemental and/or rider benefits. Selling agents may also receive service fees in policy years after the first, additional compensation based on persistency or other policy-related factors, as well as non-cash compensation. Sales managers may also be compensated.


Union Central Directors and Executive Officers

The following table sets forth the name, age, address and principal occupations during the past five years of each of Union
Central's directors and executive officers.



Name and Principal
Business Address*             Positions with Depositor and Background
---------------               ---------------------------------------
Philip G. Barach              Director, Union Central; prior to 1994,
9403 Kenwood Road             Chairman of the Board, U.S. Shoe Corporation
Suite D100
Cincinnati, Ohio  45242


V. Anderson Coombe            Director, Union Central; Chairman of the Board,
2503 Spring Grove Avenue      The Wm. Powell Company
Cincinnati, Ohio  45214

William A. Friedlander        Director, Union Central; Chairman,
36 East Fourth Street         Bartlett & Co.
Cincinnati, Ohio  45202

William G. Kagler             Director, Union Central; former Chairman of the
18 Hampton Court              Board, Swallen's, Inc.; prior to November, 1995
Cincinnati, Ohio  45208       various executive positions with Skyline Chili,
                              Inc.

Lawrence A. Leser             Director, Union Central; Chairman and CEO, The
P.O. Box 5380                 E.W. Scripps Company; prior to August, 1994,
Cincinnati, Ohio  45202       President and CEO, The E.W. Scripps Company

Francis V. Mastrianna, Ph.D.  Director, Union Central; Dean, College of
Slippery Rock University      Information Science and Business
of Pennsylvania               Administration, Slippery Rock University of
Slippery Rock, PA 16057       of Pennsylvania

Mary D. Nelson, FSA           Director, Union Central; President, Nelson and
105 West Fourth Street        Company
Cincinnati, Ohio  45202

Paul G. Pearson, Ph.D.        Director, Union Central; President Emeritus,
5110 Bonham Road              Miami University; prior to 1993, President,
Oxford, Ohio  45056           Miami University

Thomas E. Petry               Director, Union Central; Chairman of the Board,
580 Walnut Street             President and CEO, Eagle-Picher Industries, Inc
Cincinnati, Ohio  45202

Larry R. Pike*                Chairman, President and Chief Executive Officer,
                              Union Central

Dudley S. Taft                Director, Union Central; President, Taft
312 Walnut Street             Broadcasting Company
Suite 3550
Cincinnati, Ohio  45202

John M. Tew, Jr., M.D.        Director, Union Central; Professor and
506 Oak Street                Chairman,  Department of Neurosurgery,
Cincinnati, Ohio  45219       University of Cincinnati Medical Center, and
                              Member, Mayfield  Neurological Institute

George L. Clucas*             Senior Vice President, Union Central; Chairman,
                              President and Chief Executive Officer,
                              Carillon Advisers, Inc.

Charles W. Grover*            Executive Vice President, Union Central;
                              prior to August, 1994, Vice President of
                              U.S. Marketing, Manufacturers Life Insurance
                              Company; prior to 1992, Vice President of
                              Marketing, State Mutual Life Insurance Company

Stephen R. Hatcher*           Executive Vice President and Chief Financial
                              Officer, Union Central

John H. Jacobs*               Executive Vice President, Union Central

Dale D. Johnson*              Senior Vice President, Union Central

Gerald A. Lockwood*           Senior Vice President and Corporate Actuary,
                              Union Central

David F. Westerbeck*          Senior Vice President, General Counsel and
                              Secretary, Union Central



* The principal business address of the person designated is 1876 Waycross Road, Cincinnati, Ohio 45240.

State Regulation

Union Central is subject to regulation by the Department of Insurance of the State of Ohio, which periodically examines the financial condition and operations of Union Central. Union Central is also subject to the insurance laws and regulations of all jurisdictions where it does business. The policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Union Central is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Experts

The financial statements of The Union Central Life Insurance Company at December 31, 1994 and 1993 and for the years then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Actuarial Matters

Actuarial matters included in this prospectus have been examined by Kristal E. Hambrick, FSA, MAAA, of Union Central, whose opinion is filed as an exhibit to the Registration Statement.


Litigation

No litigation is pending that would have a material effect upon the separate account.

Legal Matters

Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Financial Statements

No financial statements of the separate account are included herein because, as of the date of this Prospectus, the separate account had not yet commenced operations, had no assets, and had incurred no liabilities. The financial statements of Union Central appear on the following pages. The financial statements of Union Central should be distinguished from financial statements of the separate account and should be considered only as bearing upon Union Central's ability to meet its obligations under the policies.

       THE UNION CENTRAL LIFE INSURANCE COMPANY
----------------------------------------------------------
                 BALANCE SHEETS
            STATUTORY BASIS OF ACCOUNTING
                    (Unaudited)


                                                  September 30
                                           -----------------------------
ADMITTED ASSETS                                  1995            1994
---------------                                  ----            ----
                                                    (000's Omitted)
Cash and Investments:
Bonds                                            $ 2,494,553     $ 2,405,578
Common stocks in subsidiaries                    23,765             27,361
Preferred and other common stock                  49,146             47,258
Mortgage loans                                   492,145            438,641
Real estate, including home office building      64,091             60,883
Policy loans                                     155,984           155,707
Cash and short-term investments                  4,239             26,115
Other invested assets                            34,034             24,537
                                                 -----------     -----------
               Total Cash and Investments        3,317,957         3,186,080

Deferred and uncollected premiums                12,379               10,249
Investment income due and accrued                43,504               37,198
Other admitted assets                            17,894               15,445
Separate account assets                          682,086             483,440
                                                 -----------     -----------
           Total Admitted Assets                 $ 4,073,820     $ 3,732,412
                                                 ===========     ===========

LIABILITIES AND SURPLUS
-----------------------
Policy and Contract Liabilities:
Reserves for life, accident
and health policies                              $ 1,480,669     $ 1,411,497
      Deposit funds                               1,530,174       1,483,355
      Policy claims                                20,357          18,405
      Interest maintenance reserve                 21,871          32,600
      Dividends payable to policyholders           15,849          15,867
                                                 -----------     -----------
Total Policy and Contract Liabilities             3,068,920       2,961,724

Accrued commissions, expenses and taxes             22,825          22,307
Asset valuation reserve                             45,697          34,195
Other liabilities                                   61,884          46,285
Separate account liabilities                       679,493         479,691
                                                 -----------     -----------
                  Total Liabilities               3,878,819       3,544,202

                  Total Surplus                    195,001         188,210
                                                 -----------     -----------
             Total Liabilities and Surplus       $ 4,073,820     $ 3,732,412
                                                 ===========     ===========

The accompanying notes are an integral part of the financial statements.

               THE UNION CENTRAL LIFE INSURANCE COMPANY
------------------------------------------------------------------
             STATEMENTS OF INCOME AND CHANGES IN SURPLUS
                    STATUTORY BASIS OF ACCOUNTING
                         (Unaudited)

                                       Nine Months Ended September 30
                                      ------------------------------
                                        1995            1994
                                        ----            ----
                                           (000's Omitted)
Premiums and Other Revenue:
     Premium income                     $   180,322     $   206,612
     Annuity and other fund deposits        300,869         249,353
     Net investment income                  189,290         175,882
     Other income                             3,761           3,912
                                        -----------     -----------
   Total Premiums and Other Revenue         674,242         635,759
                                        -----------     -----------
Benefits Paid or Provided:
     Benefits and dividends                 476,403         441,827
     Provision for future benefits           80,982          82,407
                                        -----------     -----------
      Total Benefits Paid or Provided       557,385         524,234
                                        -----------     -----------
Insurance Expenses:
    Operating expenses and commissions       78,338          80,862
    Premium and other insurance taxes         6,484           7,370
                                        -----------     -----------
      Total Insurance Expenses               84,822          88,232
                                        -----------     -----------
  Gain from Operations
  before Federal Income Tax
   and Net Realized Capital Losses           32,035          23,293

  Federal income tax expense                 15,635           9,436
                                        -----------     -----------
Gain from Operations
before Net Realized Capital Losses           16,400          13,857


Net realized capital gains (losses),
net of related taxes (tax credits)
(1995 - $(4,971); 1994 - $(3,122)
and excluding net transfers to the
interest maintenance reserve
(1995 - $(6,583); 1994 - $(5,778))              870          (427)
                                        -----------     -----------
                  Net Income                 17,270         13,430

Unrealized capital losses
  in subsidiaries                             2,081          1,813
Other unrealized capital gains (losses)        957          (1,556)
Change in asset valuation reserve           (10,892)        (3,205)
               Other changes, net            (5,180)          (297)
                                         -----------    ----------
       Increase in Surplus                    4,236         10,185

Surplus at the beginning of the period      190,765        178,025
                                        -----------     ----------
  Surplus at the End of the Period      $   195,001    $   188,210
                                        ===========    ===========

The accompanying notes are an integral part of the financial statements.

            THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------
                   STATEMENTS OF CASH FLOWS
                 STATUTORY BASIS OF ACCOUNTING
                         (Unaudited)

                                     Nine Months Ended September 30
                                     ------------------------------
                                        1995                1994
                                        ----                ----
                                             (000's Omitted)
OPERATING ACTIVITIES
    Premium income                      $   179,288         $ 207,130
    Annuity and other fund deposits         300,869           249,353
    Net investment income                   180,740           171,569
    Other income                              3,857             3,835
    Life and health claims paid             (67,829)          (72,154)
    Surrender benefits and other
            fund withdrawals paid          (217,431)         (179,725)
    Dividends to policyholders paid         (11,215)          (11,088)
 Other benefits to policyholders paid      (108,427)          (85,042)
 Commissions, expenses, and premium
            and other taxes paid            (83,276)          (89,176)
    Transfers to separate accounts          (70,526)          (90,970)
    Federal income taxes paid               (15,995)           (8,450)
    Other items, net                         (4,593)           16,414
                                         -----------       -----------
    Net Cash Provided by
          Operating Activities                85,462           111,696
                                         -----------       -----------
INVESTING ACTIVITIES
 Sale, maturity, or repayment
         of investments                    2,151,913         1,606,791
    Purchase of investments               (2,242,483)       (1,716,415)
                                         -----------       -----------
Net Cash Used in Investing Activities      (90,570)         (109,624)
                                         -----------       -----------
Net (Decrease) Increase in Cash
 and Short-Term Investments                   (5,108)           2,072

Cash and short-term investments
 at beginning of the period                    9,347           24,043
                                         -----------       -----------
Cash and Short-Term Investments
at End of the Period                     $     4,239      $    26,115
                                         ===========      ===========

The accompanying notes are an integral
part of the financial statements.

             THE UNION CENTRAL LIFE INSURANCE COMPANY
----------------------------------------------------------------
               NOTES TO INTERIM FINANCIAL STATEMENTS
                    STATUTORY BASIS OF ACCOUNTING
                             (Unaudited)

ORGANIZATION
The Union Central Life Insurance Company (the Company) is a mutual life insurance company chartered by the State of Ohio.

At September 30, 1995, the Company owned the following unconsolidated subsidiaries wholly or in part: 1) Carillon Advisers, Inc., a registered investment advisor company, wholly owned; 2) Carillon Investments, Inc., a broker-dealer, wholly-owned; 3) Carillon Marketing Agency, Inc., an insurance agency, 100% owned; 4) Summit High Yield Fund, a high-yield bond mutual fund, 96.3% owned; 5) Manhattan Life Insurance Company, a mixed charter life insurance company of which the Company owns 73% of the outstanding guarantee capital shares; and 6) Carillon Capital Fund, a public allocation mutual fund, 40.2% owned. The financial statements reflect the results of the Company's operations and the appropriate equity in its subsidiaries as valued at September 30, 1995.

BASIS OF PRESENTATION
The information set forth in the balance sheets as of September 30, 1995 and 1994 and the statements of income and changes in surplus and of cash flow for the nine months ended September 30, 1995 and 1994 is unaudited.
The information reflects all adjustments, consisting only of normal recurring adjustments, that, in the opinion of management are necessary to present fairly the financial position and results of operations of the Company for the periods indicated. Results of operations for the interim periods are not necessarily indicative of the results of operations for the full year.

The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Ohio Insurance Department. Such practices presently are regarded as generally accepted accounting principles (GAAP) for mutual life insurance companies.
However, beginning in 1996, under the requirements of FASB Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", as amended, financial statements prepared on the basis of statutory accounting practices will no longer be described as prepared "in conformity with GAAP."
For further information, refer to the financial statements and footnotes thereto included in the Company's audited financial statements for the years ended December 31, 1994 and December 31, 1993.

Financial Statements

Statutory Basis of Accounting



The Union Central Life Insurance Company


Years ended December 31, 1994 and 1993
with report of Independent Auditors

         The Union Central Life Insurance Company
------------------------------------------------------------

                FINANCIAL STATEMENTS
           STATUTORY BASIS OF ACCOUNTING

          Years ended December 31, 1994 and 1993

                CONTENTS
                                                        Page

Report of Independent Auditors                            47

Balance Sheets - Statutory Basis of Accounting            48

Statements of Income and Changes in Surplus
- Statutory Basis of Accounting                           49

Statements of Cash Flows - Statutory Basis of Accounting  50

Notes to Financial Statements
- Statutory Basis of Accounting                           51

(Ernst & Young LLP Letterhead)
ERNST & YOUNG LLP                    1300 Chiquita Center
                                     250 East Fifth Street
                                    Cincinnati, Ohio 45202
                                     Phone: 513 621 6454



           Report of Independent Auditors

To the Board of Directors of
The Union Central Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Union Central Life Insurance Company as of December 31, 1994 and 1993, and the related statutory-basis statements of income and changes in surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statutory-basis financial statements referred toabove present fairly, in all material respects, the financial position of The Union Central Life Insurance Company at December 31, 1994 and 1993, and the results of its operations and changes in surplus and its cash flows for the years then ended, in conformity with generally accepted accounting principles and reporting practices prescribed or permitted by the Ohio Insurance Department.

As described in note 10 in 1993, the Company changed its method of accounting for postretirement benefits.

                                      /S/ Ernst & Young LLP

February 10, 1995

               The Union Central Life Insurance Company
----------------------------------------------------------------
                            BALANCE SHEETS
                     STATUTORY BASIS OF ACCOUNTING

                                            December 31
                                         -------------------
ADMITTED ASSETS                         1994             1993
---------------                         ----             ----
                                             (000's Omitted)
Cash and Investments:
   Bonds                                $ 2,439,982      $ 2,309,012
   Common stocks in subsidiaries             25,270           24,852
   Preferred and other common stocks         46,333           21,906
   Mortgage loans                           443,586          477,063
   Real estate, including home
          office building                    60,916           51,351
   Policy loans                             156,098          157,917
   Cash and short-term investments            9,347           24,043
   Other invested assets                     27,877           17,591
                                          ---------       ----------
          Total Cash and Investments      3,209,409        3,083,735

Deferred and uncollected premiums            10,793           10,894
Investment income due and accrued            37,235           34,984
Other admitted assets                        13,397           13,472
Separate account assets                     509,492          391,312
                                        -----------      -----------
         Total Admitted Assets          $ 3,780,326      $ 3,534,397
                                        ===========     ===========

LIABILITIES AND SURPLUS

Policy and Contract Liabilities:
 Reserves for life, accident
   and health policies                  $ 1,428,262      $ 1,364,180
 Deposit funds                            1,501,600        1,448,265
 Policy claims                               18,275           18,405
 Interest maintenance reserve                30,046           40,253
 Dividends payable to policyholders          15,661           15,526
                                        -----------      -----------
Total Policy and Contract Liabilities     2,993,844        2,886,629

Accrued commissions, expenses and
 taxes                                       21,677           23,191
Asset valuation reserve                      34,804           30,990
Other liabilities                            33,518           29,538
Separate account liabilities                505,718          386,024
                                        -----------      -----------
     Total Liabilities                    3,589,561        3,356,372

     Total Surplus                          190,765          178,025
                                        -----------      -----------

 Total Liabilities and Surplus          $ 3,780,326      $ 3,534,397
                                        ===========      ===========

The accompanying notes are an integral part of the financial statements.

                The Union Central Life Insurance Company
---------------------------------------------------------------
                STATEMENTS OF INCOME AND CHANGES IN SURPLUS
                     STATUTORY BASIS OF ACCOUNTING

                                        Year Ended December 31
                                          -------------------
                                         1994            1993
                                         ----            ----
                                            (000's Omitted)

Premiums and Other Revenue:
 Premium income                           $   246,200     $   251,936
 Annuity and other fund deposits              391,305         311,799
 Net investment income                        236,874         241,891
 Other income                                   4,548           4,498
                                          -----------      -----------
   Total Premiums and Other Revenue           878,927         810,124
                                          -----------     -----------
Benefits Paid or Provided:
 Benefits and dividends                       607,772         649,176
 Provision for future benefits                117,417          12,968
                                          -----------     -----------
  Total Benefits Paid or Provided             725,189         662,144
                                          -----------     -----------
Insurance Expenses:
  Operating expenses and commissions          108,144         110,173
  Premium and other insurance taxes             9,563          10,305
                                          -----------     -----------
    Total Insurance Expenses                  117,707         120,478
                                          -----------     -----------
Gain from Operations before
    Federal Income Tax and Net
    Realized Capital Losses                    36,031          27,502

 Federal income tax expense                    13,649           5,709
                                          -----------     -----------
Gain from Operations
before Net Realized Capital Losses             22,382          21,793

Net realized capital losses,
net of related taxes (tax credits)
(1994 - $(3,976); 1993 - $20,848)
and excluding net transfers to
the interest maintenance reserve
(1994 - $(7,744); 1993 - $36,959)             (1,785)          (1,443)
                                          -----------      -----------
               Net Income                      20,597          20,350

Unrealized capital losses
    in subsidiaries                            (2,524)          (6,345)
Other unrealized capital gains                    455            2,320
Change in asset valuation reserve              (3,814)          (4,097)
Cumulative effect of the change in
accounting for postretirement benefits            0             (9,775)

      Other changes, net                       (1,974)           3,260
                                           -----------     -----------
      Increase in Surplus                      12,740            5,713

Surplus at the beginning of the year           178,025          172,312
                                             ---------      -----------
Surplus at the End of the Year                $190,765         $178,025
                                            ==========      ===========
/TABLE

        The Union Central Life Insurance Company
---------------------------------------------------------------
                 STATEMENTS OF CASH FLOWS
               STATUTORY BASIS OF ACCOUNTING

                                            Year Ended December 31
                                            ----------------------
                                            1994            1993
                                            ----            ----
                                                (000's Omitted)
OPERATING ACTIVITIES
 Premium Income                             $246,007        $250,594
 Annuity and other fund deposits             391,305         311,799
 Net investment income                       231,673         244,180
 Other income                                  4,702           4,331
 Life and health claims paid                 (91,517)        (83,865)
 Surrender benefits and other fund
         withdrawals paid                   (264,087)       (328,406)
 Dividends to policyholders paid             (15,099)        (15,633)
 Other benefits to policyholders paid       (114,448)       (116,013)
 Commissions, expenses, and premium and
        other taxes paid                    (117,965)       (118,327)
 Transfers to separate accounts             (115,806)       (103,029)
 Federal income taxes paid                    (6,312)         (5,674)
 Other items, net                               (305)         (2,698)
                                            -----------     -----------
 Net Cash Provided by Operating
     Activities                               148,148          37,259
                                            -----------     -----------
INVESTING ACTIVITIES
 Sale, maturity, or repayment
  of investments                            1,775,029       3,351,779
 Purchase of investments                    (1,937,873)     (3,372,904)
                                            -----------     -----------
  Net Cash Used in Investing Activities       (162,844)        (21,125)
                                            -----------     -----------
  Net (Decrease) Increase in Cash
  and Short-Term Investments                   (14,696)         16,134

Cash and short-term investments
at beginning of the year                        24,043           7,909
                                            -----------     -----------
Cash and Short-Term Investments
at End of the Year                               $9,347         $24,043
                                            ===========     ===========

The accompanying notes are an integral part
of the financial statements.
           The Union Central Life Insurance Company
-----------------------------------------------------------
            NOTES TO FINANCIAL STATEMENTS
            STATUTORY BASIS OF ACCOUNTING

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization
The Union Central Life Insurance Company (the Company) is a mutual life insurance company chartered by the State of Ohio.
At December 31, 1994, the Company owned the following unconsolidated subsidiaries wholly or in part: 1) Carillon Advisers, Inc., a registered investment advisor company, wholly owned; 2) Carillon Investments, Inc., a broker-dealer, wholly-owned; 3) Carillon Marketing Agency, Inc., an insurance agency, 100% owned; 4) Summit High Yield Fund, a high-yield bond mutual fund, 99.8% owned; 5) Manhattan Life Insurance Company, a mixed charter life insurance company of which the Company owns 73% of the outstanding guarantee capital shares; and 6) Carillon Capital Fund, a public allocation mutual fund, 48% owned. The financial statements reflect theresults of the Company's operations and the appropriate equity in its subsidiaries as valued at December 31, 1994. Further information about the investments and operations of the subsidiaries may be found in notes 5 and 6.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Ohio Insurance Department. Such practices presently are regarded as generally accepted accounting principles (GAAP) for mutual life insurance companies. However, beginning in 1996, under the requirements of FASB Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", as amended, financial statements prepared on the basis of statutory accounting practices will no longer be described as prepared "in conformity with GAAP." Significant accounting practices are as follows:

Investments

Investments are stated at values prescribed by the National Association of Insurance Commissioners (NAIC) which are as follows: bonds not backed by other loans are stated at amortized cost using the interest method, and loan-backed bonds and structured securities are stated at amoritized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the composite method. Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economicenvironment. The prospective adjustment method is used to value all securities except for interest only securities which are valued using the retrospective method.

Preferred stocks are stated at cost and investments in stocks of unconsolidatedsubsidiaries and affiliates in which the Company has an interest of 20% or more are reported equal to the Company's proportionate share of the equity in the underlying statutory-basis net assets for insurance subsidiaries plus the admitted portion ofgood will, and equal to the Company's proportionate share of the GAAP-basis net assets for noninsurance subsidiaries. Goodwill is amortized on a straight-line basis over ten years. Investment real estate or property acquired in satisfaction of debt are stated at depreciated cost less encumbrances, and other investments are stated on the equity basis. Mortgage loans are stated at the unpaid principal balance less unamortized discounts. Short-term investments are investments with maturities of one year or less at the date of acquisition, and are valued at cost which approximates market. Policy loans are stated at the aggregate unpaid principal balance.

Realized investment gains and losses are determined using the specific identification basis. For securities carried at market value, unrealized gains and losses resulting from differences between the cost and carrying value of investments are credited or charged directly to unassigned surplus.

As prescribed by the NAIC, the Asset Valuation Reserve (AVR) is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The AVR is reported as a liability rather than as a valuation allowance or an appropriation of surplus and changes to the AVR are charged or credited directly to unassigned surplus.

Based on a formula prescribed by the NAIC, the Company defers a portion of realized gains and losses on sales of fixed income investments, principally fixed maturities, attributable to changes in the general level of interest rates and amortizes those deferrals into income over the remaining period to maturity according to the Grouped Method, as allowed by the NAIC; the net deferral is reported as the Interest Maintenance Reserve (IMR) in the balance sheets.

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS OF ACCOUNTING --
(Continued)

Real Estate

Real estate is valued at cost less accumulated depreciation. The value of real estate acquired through foreclosure is recorded at the lower of cost or net realizable value. Net realizable value for real estate is determined based upon fair value of a property, which may take into consideration a number of factors, including; (i) discounted cashflows; (ii) sales of comparable properties; (iii) geographic location of property and related market conditions; and (iv) dispositioncosts. Subsequent to foreclosure, the value of the property is evaluated and written down, if appropriate, to reflect any additional amounts considered unrecoverable upon sale. Depreciation expense is determined by the declining balance method for acquisitions or renovations prior to 1990 and by the straight line method for acquisitions or renovations beginning in 1990. At the time of the sale, the difference between the sales price and the carrying value is recorded as a realized gain or loss.

Real estate owned and occupied by the Company is included in investments, and investment income and operating expenses include rent for the Company's occupancy of its owned properties.

Nonadmitted Assets

In accordance with statutory requirements, certain assets, designated as nonadmitted assets, are excluded from the balance sheet and are charged directly to surplus. Nonadmitted assets consist primarily of advances to agents, furniture and equipment, application software, and accrued income on certain securities in default. The net change in these assets during the year is reflected as a change in surplus.

Reserves for Life, Accident and Health Policy Benefits

Life, annuity, and accident and health benefit reserves are developed using accepted actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide in the aggregate, reserves that are greater than or equal to the minimum amounts required by the Ohio Insurance Department or guaranteed policy cash values.

Deposit Funds

The liability for deposit funds is generally established at the policyholders' accumulated cash values plus amounts providing for guaranteed interest, less applicable surrender charges.

Dividends to Policyholders

All of the Company's life insurance policies contain dividend payment provisions which enable the policyholder to participate in the earnings of the Company. Dividend payments are approved by the Company's Board of Directors on an annual basis. Dividends to policyholders are reflected in the statements of income at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. Amounts recorded in 1994 and 1993 totalled $15,234,000 and $15,552,000, respectively.

Policy Claims

Policy claim reserves represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 1994. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for annuity contracts, and for which the contractholders rather than the Company bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account investments are carried at market value. Investment income and gains and losses from these accounts accrue directly to contractholders and are not included in the accompanying financial statements.

Recognition of Premium Revenues and Related Costs

For ordinary life insurance contracts and accident and health insurance contracts, premiums are recognized as revenues when premiums are due. For universal life insurance contracts and deposit funds, revenues are recognized when premiums are received. Commissions and other costs applicable to the acquisition of new business, primarily underwriting and policy issue costs, are charged to operations as incurred.

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS OF ACCOUNTING --
(Continued)

Reinsurance

Reinsurance premiums, and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, and the reserves for policy and contract liabilities are reported net of reinsured amounts.

Income Taxes

Deferred income taxes are not provided for differences between the statutory and taxable income.

Reclassifications

Previously reported amounts for 1993 have in some instances been reclassified to conform to the 1994 presentation.

NOTE 2 - INVESTMENTS

The cost or amortized cost and the fair, or comparable, value of bonds are summarized as follows:

                                             December 31, 1994
                                  ---------------------------------------
                                  Cost or     Gross      Gross
                                  Amortized   Unrealized Unrealized Fair
                                  Cost        Gains      (Losses)   Value
                                  ---------   ---------- ---------- -----
                                                (000's Omitted)
U.S. treasury securities
 and obligations of U.S.
  government corporations
   and agencies                   $ 23,553    $  6       $ (262)    $ 23,297
Public utilities securities        175,758     655       (9,196)      167,217
Corporate securities and other     719,394    4,425      (39,147)     684,672
Mortgage-backed securities and
collateralized mortgage
 obligations                      1,496,871   2,949      (190,416)    1,309,404
Debt securities issued by
 foreign governments                24,406      239      (4,832)       19,813
                                  ----------  ---------  ---------  ---------
      Total                       $2,439,982  $  8,274   $(243,853)  $2,204,403
                                  ==========  ========== ==========  ==========


                                             December 31, 1993
                                  ---------------------------------------
                                  Cost or     Gross      Gross
                                  Amortized   Unrealized Unrealized Fair
                                  Cost        Gains      (Losses)   Value
                                  ---------   ---------- ---------- -----
                                                (000's Omitted)


U.S. treasury securities
 and obligations of U.S.
 government corporations
  and agencies                    $ 1,906     $  132     $  --       $ 2,038
Public utilities securities       174,317     9,194      (1,324)     182,187
Corporate securities and other    710,898     45,162     (4,238)     751,822
Mortgage-backed securities and
collateralized mortgage
obligations                       1,395,419   47,158     (12,315)    1,430,262
Debt securities issued
 by foreign governments            26,472      3,030       --           29,502
                                  ----------  ---------  ----------  ---------
               Total              $2,309,012  $ 104,676   (17,877)   2,395,811
                                  ==========  =========  ==========  =========

The majority of the fair values for publicly traded bonds, except collateralized mortgage obligations (CMO's), were obtained from an independent bond pricing service. Fair values for CMO's and private placement bonds were obtained from independent securities broker dealers. The remaining fair values were based on values obtained from independent securities broker dealers or based on values for comparable, publicly offered bonds of the same rate, maturity and quality.

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS OF ACCOUNTING --
(Continued)

The cost or amortized cost and estimated fair value of the Company's investment in fixed maturities at December 31, 1994, by contractual maturity are as follows:

                                         Cost or
                                         Amortized         Fair
                                         Cost              Value
                                         ---------         -----
                                                (000's Omitted)
   Due in one year or less               $   4,244        $    4,297
   Due after one year
      through five years                    95,595            94,373
   Due after five years
      through ten years                    369,448           349,058
   Due after ten years                     160,454           148,938
                                         ----------       ----------
                     Subtotal              629,741           596,666

   Mortgage-backed securities            1,496,871         1,309,404
     Other securities with
      multiple repayment dates             313,370           298,333
                                         ----------       ----------
                     Total               $2,439,982       $2,204,403
                                         ==========       ==========

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

At December 31, 1994 and 1993, the Company held unrated or less-than-investment grade corporate bonds of $92,975,000 and $129,457,000, respectively, with an aggregate fair value of $83,505,000 and $129,450,000, respectively. Those holdings amounted to 3.8% and 5.6%, respectively, of the Company's investments in bonds and less than 2.5% and 3.7%, respectively, of the Company's total admitted assets. The holdings of less-than-investment grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

Proceeds, gross realized gains, and gross realized losses from the sales and maturities of investments in debt securities follows:

                                  1994                       1993
                                  ----                       ----
                                           (000's Omitted)
 Proceeds                         $1,726,486                 $3,287,399
 Gross realized gains                 26,423                    79,925
 Gross realized losses                37,623                     22,991

At December 31, 1994 and 1993, investments in bonds with an admitted asset value of $1,846,000 and $1,844,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.
The Company sponsors two mutual funds, the investments in which are carried at market value, as follows:

                                          December 31,
                                          ------------
                               1994                               1993
                               ----                               ----
                                          (000's Omitted)
Carillon Capital Fund          $ 19,939                           $ 19,653
Summit High Yield Fund           24,933                                  0
                               --------                           --------
               Total           $ 44,872                           $ 19,653
                               ========                           ========

The Company's equity investments in preferred stock are carried at cost or amortized cost. At December 31, 1994, the carrying value was $1,352,000 and the fair value was $2,098,000. At December 31, 1993, the carrying value was $2,200,000 and the fair value was $2,206,000. The Company has no material off-balance sheet risk.

Unrealized gains and losses on investments in preferred stocks and subsidiaries are reported directly in surplus and do not affect net income. At December 31, 1994, the Company had gross unrealized gains of $610,000 and gross unrealized losses of $3,134,000 on these investments.

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS OF ACCOUNTING --
(Continued)


Mortgage loans are stated at their aggregate unpaid balances on the balance sheet, less unamortized discounts. The mortgage loan portfolio is well diversified both geographically and by property type, as shown in the following tables:

                                        December 31, 1994
                                        -----------------
                                Principal                     Percent of
Region                          Balance                       Principal
------                         ---------                      ----------
                                        (000's Omitted)
New England and Mid-Atlantic   $ 54,665                         12.3 %
South Atlantic                   54,657                         12.3
North Central                   117,564                         26.5
South Central                   39,810                           9.0
Mountain                        53,699                          12.1
Pacific                         123,191                         27.8
                               --------                       -------
Total                          $443,586                        100.0 %
                               ========                       ========

Property Type
-------------
Apartment and residential       $ 96,477                         21.8%
Warehouses and industrial         68,387                         15.4
Retail and shopping center       133,396                         30.1
Offices                          145,199                         32.7
Other                               127                           0.0
                                --------                       ------
          Total                 $443,586                        100.0%
                                ========                        ======

                                             December 31, 1993
                                             -----------------
                               Principal                     Percent of
Region                          Balance                       Principal
------                         ---------                     ----------
                                           (000's Omitted)
New England and Mid-Atlantic    $ 60,333                       12.7 %
South Atlantic                    61,909                       13.0
North Central                    141,820                       29.7
South Central                     42,460                        8.9
Mountain                          53,078                       11.1
Pacific                          117,463                       24.6
                                --------                      -----
         Total                  $477,063                      100.0%
                                ========                      ======
Property Type
-------------
Apartment and residential       $105,572                       22.1%
Warehouses and industrial         82,344                       17.3
Retail and shopping center       144,324                       30.3
Offices                          144,658                       30.3
Other                               165                         0.0
                                --------                      ------
      Total                     $477,063                      100.0%
                                ========                      ======

At December 31, 1994, the average size of an individual mortgage loan was approximately $2,451,000. The Company's policy is to obtain a first mortgage lien and to require a loan to value ratio of less than 75% at acquisition. At December 31, 1994, approximately 97.5% of loans were current as to payment terms and 2.0% were in process of foreclosure. Included in mortgage loans are two loans with an aggregate principal balance of $6,775,000 that were non-income producing for the twelve month period ending December 31, 1994. The Company had mortgage reserves (the voluntary reserves and the mortgage component of the asset valuation reserve) of $4,989,000 and $6,630,000 at December 31, 1994 and 1993, respectively. Real estate consists of the home office property, investment real estate under lease, and foreclosed real estate. The cost of these properties totalled $79,163,000, accumulated depreciation as of December 31, 1994 was $18,247,000, and the total net book value was $60,916,000. The net book value of foreclosed real estate was $36,948,000 and $26,395,000 at December 31, 1994 and 1993, respectively.

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS OF ACCOUNTING --
(Continued)


Major categories of net investment income by class of investment are summarized as follows:

                                              Year Ended December 31
                                             -----------------------
                                            1994                     1993
                                            ----                     ----
                                                    (000's Omitted)
Income:
       Fixed maturities                     $179,442                 $175,079
       Preferred stocks                         31                     210
       Common stocks in subsidiaries          5,219                    2,740
       Mortgage loans                        41,814                    49,821
       Real estate *                          9,673                     6,802
       Policy loans and liens                 9,596                     9,703
       Short-term investments                 1,188                     4,882
       Other invested assets                  2,544                     1,955
       Amortization of interest
          maintenance reserve                 2,462                     1,374
                                             --------                --------
         Gross investment income             251,969                  252,566
                                             --------                --------
Expenses:
       Depreciation                          2,236                      1,958
       Other                                 12,859                     8,717
                                             --------                --------
        Total investment expenses            15,095                    10,675
                                             --------                --------
        Net investment income                $236,874                $241,891
                                             ========                ========

* Includes amounts for the occupancy of company-owned property of $3,425,000 and $3,420,000 in 1994 and 1993, respectively.


NOTE 3 - REINSURANCE
In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks.

These reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. The Company retains the risk for varying amounts of individual or group insurance written up to a maximum of $1,000,000 on any one life or $4,000 per month disability risk and reinsures the balance.

Reinsurance transactions with other insurance companies for the years ended December 31, 1994 and 1993 are summarized as follows:

                                       December 31, 1994
                           -------------------------------------------
                           Direct        Assumed      Ceded         Net
                           ------        -------      -----         ---
                                          (000's Omitted)
Life insurance in force    $25,958,093   $  103,557   $ 3,774,748   $22,286,902
                           ===========   ==========   ===========   ===========
Premiums and other
considerations:
               Life        $   199,345    $   494     $   15,677     $ 184,162
               Annuity         31,425           0          0            1,425
               Health          31,268       8,830        9,485         30,613
                            ----------    ----------   ----------    ----------
               Total        $  262,038    $  9,324     $ 25,162      $ 246,200
                            ==========    ==========   ==========    ==========


                                       December 31, 1993
                           -------------------------------------------

                           Direct        Assumed      Ceded         Net
                           ------        -------      -----         ---
                                          (000's Omitted)
Life insurance in force    $25,942,800   $ 103,734    $3,765,977    $22,280,557
                           ===========   =========    ===========   ===========
Premiums and other
considerations:
               Life        $  199,680     $   728      $  17,053    $  183,355
               Annuity         33,315           0             0         33,315
               Health          35,384       9,395          9,513        35,266
                            ----------    ---------     ---------    ----------
               Total        $ 268,379     $ 10,123       $ 26,566     $ 251,936
                            ==========    =========     =========    ==========

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS OF ACCOUNTING --
(Continued)


Amounts recoverable from reinsurers for paid losses were $720,000 and $2,073,000 at December 31, 1994 and 1993, respectively and they are included in other assets in the financial statements. Benefits paid or provided were reduced by $4,285,000 and $3,738,000 at December 31, 1994 and 1993, respectively, for estimated recoveries under reinsurance treaties. The liabilities for future policy benefits were also reduced due to reinsurance treaties by $12,783,000 and $14,075,000 at December 31, 1994 and
1993, respectively.

The Company had ceded 22.5% of a block of ordinary life insurance under a coinsurance/modified coinsurance agreement in 1988. The amount of life insurance inforce ceded under the agreement was $169,660,000 and $181,643,000 at December 31, 1994 and 1993,
respectively. The net effect of this reinsurance ceded transaction was to reduce the Company's gain from operations by $2,103,000 and $2,143,000 in 1994 and 1993, respectively.

The Company, nor any of its related parties control, either directly or indirectly,any reinsurers in which the Company conducts business, except that the Company does assume an immaterial amount of business from its insurance subsidiary Manhattan Life Insurance Company. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1994 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.


NOTE 4 - FEDERAL INCOME TAX
Federal income taxes are calculated under both the regular tax system and the alternative minimum tax (AMT) system, and the tax payable is the higher of the two calculated amounts. The tax rate used in the regular tax calculation increased from 34% to 35% for the Company effective January 1, 1993 due to passage of the Omnibus Budget Reconciliation Act of 1993. Federal income tax expense at December 31, 1993 was based on the regular tax system with utilization of the remaining AMT credit of $3,335,000 which had been carried over from prior years. The AMT credit represents the excess of alternative minimum tax over regular tax from prior years when the Company was taxed based on the alternative minimum tax. In 1994, there were no net operating losses remaining to carry forward and utilize against taxable income. In the event of future net losses, the Company has $44,904,000 available in the carryback period for recoupment.
The tax allocated to the realized capital gains or losses in the statement of income is based on the tax basis realized capital gains or losses plus bad debt losses.

An analysis of the primary components of the total income tax on operations follows ($000):

                                                 1994               1993
                                                 ----               ----
Regular tax on statutory gain from operations    $ 12,611           $ 9,626
Ownership differential tax                         0                 (3,974)
Policy acquisition costs                            3,130             3,434
Minimum tax credit                                      0           (3,335)
Reserve adjustments                                   584            (880)
Other, net                                         (2,676)            838
                                                  ---------         --------
Total tax expense - operations                    $ 13,649          $ 5,709
                                                  =========         ========


The allocation of tax at December 31, 1994 and 1993 is as follows ($000):

                                                 1994               1993
                                                 ----               ----
Operations                                       $ 13,649           $ 5,709
Net realized capital gains                            194               947
                                                 --------           -------
Total tax recorded in the
   Statement of Operations                         13,843             6,656
Tax allocated to the IMR                           (4,170)           19,901
                                                  ---------          --------
Total federal income tax expense                   $ 9,673           $26,557
                                                  =========          =========

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS OF ACCOUNTING --
(Continued)


As a mutual life insurance company, Union Central Life is subject to the differential earnings rate ("DER") calculation. A "tentative" DER amount is determined annually based upon a rate published by the Internal Revenue Service ("IRS"). The IRS also publishes a "recomputed" DER rate in the year following the release of the tentative rate. These DER's are applied to a mutual life company's equity base, as adjusted, to determine the reduction in the company's deduction for policyholders dividends. The Company's policy is to adjust its tax liability in the year in which "recomputed" DER rates are published by the IRS.

NOTE 5 - INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES
In 1991, the Company owned approximately 73% of the outstanding common stock of Manhattan National Corporation (MNC), an insurance holding company that owned 100% of the outstanding guarantee capital shares of The Manhattan Life Insurance Company
(MLIC).

At December 31, 1991, MNC was liquidated. MNC shareholders received prorata distributions of cash, guarantee capital shares of MLIC, and an interest in a liquidating trust (MNC Liquidating Trust). As a result, the Company obtained 73% of the outstanding guarantee capital shares of MLIC and of the MNC Liquidating Trust. The investment in MLIC guarantee capital shares is recorded in the balance sheet at $24,739,000 and $24,235,000, respectively, at December 31, 1994 and 1993. This value represents 73% of the statutory-basis net assets of MLIC, plus unamortized goodwill of $948,000 and $1,922,000, respectively, at December 31, 1994 and 1993.

Statutory-basis financial information of the Company's insurance subsidiary (MLIC) is summarized below:

                                        December 31
                                        -----------
                                  1994                      1993
                                  ----                      ----
                                        (000's Omitted)
Balance Sheets
                Investments       $ 437,483                 $441,994
                Other assets         14,897                   16,313
                                  ---------                 ---------
               Total assets       $ 452,380                 $ 458,307
                                  =========                 =========
            Insurance reserves    $ 405,262                 $ 410,225
               Liabilities           14,447                    17,440
               Surplus               32,671                    30,642
                                  ---------                 ---------
Total liabilities and surplus     $ 452,380                  $458,307
                                  =========                 =========
Statements of Operations
 Revenues                         $ 79,169                   $ 79,228
 Benefits, expenses and taxes      (75,365)                   (81,456)
 Net realized capital losses        (2,448)                    (2,887)
                                  ---------                  ---------
 Net income (loss)                   1,356                     (5,115)
 Dividends                               0                       (607)
 Other changes in surplus              674                     (2,184)
                                  --------                   ---------
 Increase (decrease) in surplus    $ 2,030                   $ (7,906)
                                  =========                  =========

In 1993, the Company proposed a plan to eliminate the minority interest in MLIC's guarantee capital shares. A special committee of independent directors of MLIC has been formed to consider the fairness of this proposal which involves using a reverse stock split to reduce all outstanding minority shares to fractional shares payable in cash. The Company would become the sole remaining holder of the capital shares. The Company expects to seek New York Insurance Department approval to advance funds necessary to complete the reverse stock split in the form of a subordinate debenture. Assuming that the capital shares are valued at the current price being offered of $5.125 per share, approximately $4,655,000 will be required to pay for the minority shares. The proposal is subject to approval of MLIC's guarantee capital shareholders, as well as its Board of Directors. The proposal is currently being reviewed by the New York Insurance Department and their independent consultants.

The MNC Liquidating Trust was fully liquidated as of September 30, 1994. The Company's share was valued at the lower of historical cost or net realizable value and totalled $8,807,000 at December 31, 1993. Assets of the trust consisted primarily of commercial mortgage loans. Interest income totalling $640,000 and $411,000 from the trust is included in the statements of income in 1994 and 1993, respectively.

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS OF ACCOUNTING --
(Continued)


NOTE 6 - RELATED PARTY TRANSACTIONS

The Company transacts business with certain companies that are affiliated through common ownership.

During 1994 and 1993, the Company provided facilities and certain data processing, accounting, legal, administrative, and executive services to various subsidiaries (primarily MLIC) for fees totalling $4,427,000 and $4,328,000 in 1994 and 1993, respectively. At December 31, 1994, the Company had a $1,273,000 balance due from affiliates.

The Company received the following dividends from its subsidiaries and affiliates in 1994 and 1993:

                                            1994                1993
                                            ----                ----
                                                  (000's Omitted)
Carillon Advisers, Inc.                     $ 1,250             $ 990
Carillon Investments, Inc.                      400               225
Manhattan Life Insurance Company                142               584
Carillon Cash Reserves, Inc.                      0                38
Carillon Capital Fund                         2,334               903
Summit High Yield Fund                        1,093                 0
                                            -------             ------
Total                                       $ 5,219             $2,740
                                            =======             =======

On a monthly average basis, the Company invested $6,974,000 for the first three months in 1993 in Carillon Cash Reserves, Inc., an affiliated money market mutual fund. The Company withdrew all investment from Carillon Cash Reserves, Inc. at the end of March, 1993. In addition, the Company had combined investments in two affiliated mutual funds (Carillon Capital Fund and Summit High Yield Fund) of $44,872,000 and $19,653,000 at December 31, 1994
and 1993, respectively.

NOTE 7 - COMMITMENTS AND CONTINGENT LIABILITIES

Leases

The Company leased a portion of its computer software from a bank under a series of agreements that expired in 1994. Payments under these leases totalled $2,765,000 and 3,687,000 in 1994 and 1993, respectively.

The Company leased office space for various field agency offices with lease terms of varying duration from 1 to 15 years. Some of these leases include escalation clauses which vary with levels of operating expense. Rental expense under these leases totalled $2,414,000 and $2,374,000 in 1994 and 1993, respectively. The
Company also leases furniture and equipment under leases which expire in 2001. Rental expense under these leases totalled $470,000 each in 1994 and 1993.

The Company accounts for all leases as operating leases.  At
December 31, 1994, the future minimum lease payments for all noncancelable operating leases are as follows:

           Year                                         Amount
          -----                                         ------
                         (000's Omitted)
          1995                                         $ 2,806
          1996                                           2,572
          1997                                           1,970
          1998                                           1,380
          1999                                           1,154
          After 1999                                     3,350
                                                       -------
         Total                                        $ 13,232
                                                      ========

Other Commitments

At December 31, 1994, the Company has outstanding agreements to fund 9 mortgages totalling $15,765,000 in early 1995. In addition, the Company has committed to invest $21.4 million in limited partnerships during the years 1995 to 1998. These transactions are in the normal course of business for the Company.

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS OF ACCOUNTING --
(Continued)


Litigation

In the normal course of business, the Company is party to various claims and litigation primarily arising from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material adverse effect on the Company's financial position or results of operations.

Guaranty Fund Assessments

The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance is expected to result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to fund policyholder losses or liabilities of insurance companies that become insolvent. These assessments may be deferred or forgiven under most guaranty laws if they would threaten an insurers financial strength and, in certain instances, may be offset against future premium taxes. The Company provided for future assessments due to companies which have become insolvent by charging $1,074,000 directly to operations in 1994 and $4,000,000 directly to surplus in 1993. The estimated liability of $3,323,000 at December 31, 1994 was based on data provided by the National Organization of Life and Health Insurance Guaranty Associations.


NOTE 8 - ANNUITY RESERVES
The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:


                                                      December 31, 1994
                                                      -----------------
                                             Amount                 Percent
                                             ------                 -------
                                                      (000's Omitted)
Subject to discretionary withdrawal
(with adjustment):
   With market value adjustment              $ 501,914                23.7%
   At book value less surrender charge         112,531                 5.3
   At market value                             183,554                 8.7
                                               -------               -----
         Total                                 797,999                37.7

Subject to discretionary withdrawal
(without adjustment):
At book value with minimal or
  no charge or adjustment                    1,170,190                55.3
Not subject to discretionary withdrawal        148,162                 7.0
                                             ----------              ------
Total annuity reserves and deposit fund
     liabilities - none reinsured            $2,116,351       *      100.0%
                                             ===========             ======

* Includes: deposit funds ($1,501,600); premiums on deposit ($974) that are included in other liabilities; annuities and supplementary contracts with life contingencies ($111,863) that are included in reserves for life, accident and health policies; and annuities reported in the separate account liability ($501,914).



NOTE 9 - EMPLOYEE BENEFITS

The Company has pension plans covering substantially all of its employees and agents. Pension expense was determined according to regulations as specified by ERISA and subsequent amendments. The amounts funded were $1,887,000 and $1,976,000 in 1994 and 1993, respectively. The Company's policy is to charge contributions to expense in the year they were contributed or accrued. Total pension reserves for the Company's employee pension plan are included in the liability for deposit funds on the balance sheets.

A summary of the accumulated plan benefits as determined by the Plan's actuaries and plan net assets are as follows:


                                               1994                1993
                                               ----                ----
                                                    (000's Omitted)
Actuarial present value of accumulated
     plan benefits:
                      Vested                   $ 61,844            $ 54,674
                   Nonvested                      6,497               4,849
                                                --------           --------
                       Total                   $ 68,341            $ 59,523
                                               ========            ========
  Net assets available for benefits            $ 68,546            $ 63,748
                                               ========            ========

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS OF ACCOUNTING --
(Continued)


The actuarial present value of accumulated plan benefits was determined using assumed interest rates which varied from 6.00% to 8.50%. The actuarial present value of accumulated plan benefits does not reflect the actual benefits that will be paid on retirement, but rather the liability that would exist if the plans were terminated on the valuation date. Therefore, net assets are held in excess of the actuarial present value of accumulated plan benefits as part of the funding process that considers future plan benefits.

The Company has a contributory savings plan for employees meeting certain service requirements which qualifies under Section 401(k) of the Internal Revenue Code. This plan allows eligible employees to contribute up to certain prescribed limits of their pre-tax compensation, with the Company matching 50% of the first 6% of participants' contributions. The Company's matching contributions to this plan were $993,000 and $762,000 for 1994 and 1993, respectively.


NOTE 10 - POSTRETIREMENT BENEFITS

The Company provides certain health care and life insurance benefits for its eligible retired employees. Substantially all of the Company's employees may become eligible for these benefits if they reach normal retirement age while working for the Company. Prior to 1993, the cost of retiree health care and life insurance benefits was recognized as expense as benefits were provided.

In 1993, the Company changed its method of accounting for the costs of postretirement benefit plans other than pensions to an accrual method, and elected to recognize the transition obligation for retirees and fully eligible or vested employees in statutory surplus in 1993. The cumulative effect of recognizing this transition obligation as of January 1, 1993 was to decrease surplus by $9,775,000.

Postretirement benefit costs for the years ended December 31, 1994 and 1993 were $765,000 and $1,188,000, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. The Company paid benefits in cash of $822,000 and $808,000, respectively, in 1994 and 1993.

At December 31, 1994 and 1993, the unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $9,167,000 and $9,231,000, respectively, and is included in other liabilities. An additional $5,501,000 and $5,460,000 was pre-funded in Voluntary Employee Benefit Associations (VEBAs) at December 31, 1994 and 1993, respectively. The discount rate used in determining the accumulated postretirement benefit obligation 7.25% as of December 31, 1993 and 8.25% as of December 31, 1994. The 1995 health care cost trend rate is 11.7% graded to 6.95% over 13 years.

The health care cost trend rate assumption has an insignificant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 1994 by $93,000 and the interest cost and estimated eligibility cost components of the net periodic postretirement benefit cost by $9,000 and less than $1,000, respectively.

NOTE 11 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for bonds and preferred stock are based on quoted market prices, where available, which may differ from NAIC fair values. If quoted market prices are not available, fair values are estimated using values obtained from independent securities broker dealers or quoted market prices of comparable instruments. The fair values of common stock in Company sponsored mutual funds are based on quoted market prices and are recognized in the balance sheet.

Mortgage loans: The fair values for commercial and residential mortgages in good standing are estimated using discounted cash flow analysis using interest rates currently being offered for similar loans to borrowers with similar credit ratings in comparison with actual interest rates and maturity dates. Fair values for mortgages with potential loan losses are based on discounted cash flow analysis of the underlying properties.

Policy loans: Management is unable to ascertain the estimated life of the policy loan portfolio. Due to the excessive costs which would be incurred to determine this information, management considers the estimation of its fair value to be impracticable. The nature of a policy loan insures that the outstanding loan balance will be fully recoverable because the balance owed to the Company is always equal to or lower than the cash value of the insurance policy owed to the policyholder. Policy loans are stated at their aggregate unpaid balance on the balance sheet.

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS OF ACCOUNTING --
(Continued)


Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.


The carrying amounts and fair values of the Company's mortgage loans are summarized as follows:

                             December 31, 1994            December 31, 1993
                           Carrying      Fair            Carrying      Fair
                           Amount        Value           Amount        Value
                           --------      -----           --------      -----
                                            (000's Omitted)
Commercial mortgages       $ 443,586     $ 446,757       $ 476,854     $491,692
Residential mortgage               0             0             209         209
                           ---------     ---------       ---------     --------
                           $ 443,586     $ 446,757       $ 477,063     $491,901
                           =========     =========       =========     ========


The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts (deposit funds) are as follows:

                             December 31, 1994          December 31, 1993
                           Carrying        Fair        Carrying       Fair
                           Amount          Value       Amount        Value
                           --------        -----       --------      -----
                                            (000's Omitted)

Group annuities            $ 947,514       $ 937,924   $ 952,396     $ 949,158
Single premium deferred
        annuities            331,260         325,928     298,209       292,780
Variable annuities           147,327         144,118     121,007       120,846
Supplementary contracts       60,561          60,289      60,297        58,784
Traditional annuities          8,932           8,414       3,962         3,737
Other                          6,006           6,006      12,394        12,394
                            -----------    ----------   ----------   ---------
Total                      $ 1,501,600     $ 1,428,679  $ 1,448,265  $1,437,699
                           ===========     ===========  ===========  ==========



The Company's other insurance contracts are excluded from SFAS 107 disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. Additional data with respect to fair value of the Company's investments is disclosed in Note 2.


NOTE 12 - PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company, which is domiciled in Ohio, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Ohio Insurance Department. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. Such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting
practices.   Accordingly, that project, which is expected to be
completed in 1996, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory financial statements.

The Company obtained approval during 1989 from the Ohio Insurance Department to record the appraisal value of its mineral rights as an admitted asset. This value is being depleted on the straight line basis by reducing net investment income over a ten-year period, and depletion expense amounted to $486,000 in 1994 and 1993. The value of the mineral rights after accumulated depletion was $2,431,000 at December 31, 1994.

The Company is amortizing the goodwill associated with the acquisition of MLIC using the straight-line method over a ten year period in accordance with NAIC guidelines. There is no specific statutory guidance which addresses the accounting treatment of the costs associated with the reverse stock split. To be consistent with the accounting for goodwill, the Company capitalizes all costs incurred in connection with the MLIC reverse stock split. To be conservative, the Company writes-off the capitalized costs of the reverse stock split by charging surplus in the year the costs are incurred. The capitalized costs associated with the reverse stock split which were written off totalled $487,000 in 1994 and $872,000 in 1993.

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS OF ACCOUNTING --
(Continued)


NOTE 13 - LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT
EXPENSES

Activity in the liability for unpaid accident and health claims and claim adjustment expense is summarized as follows:

                                          1994                1993
                                          ----                ----
                                               (000's omitted)
Balance as of January 1, net of
 reinsurance recoverables
 of $446 and $512                         $ 84,898            $ 75,998

Incurred related to:
   Current year                             35,602              29,339
   Prior years                              (8,669)             (1,332)
                                           -------             -------
Total incurred                              26,933              28,007
                                           -------             -------
Paid related to
   Current year                             11,165               4,664
   Prior years                              13,939              14,443
                                           -------              ------
Total paid                                  25,104              19,107
                                            ------              ------
Balance as of December 31, net
 of reinsurance recoverables
  of $738 and $446                        $ 86,727             $ 84,898
                                          ========             ========

As a result of changes in estimates of insured events in prior years, the provision of claims and claim adjustment expenses, net of reinsurance recoveries of $738,000 and $446,000 in 1994 and 1993, respectively, decreased by $8,669,000 in 1994 and $1,332,000 in 1993 due to higher than expected rates of claim terminations.


NOTE 14 - SEPARATE ACCOUNTS

Following is a reconciliation of net transfers to the Separate
Accounts:

                                                          December 31, 1994
                                                          -----------------
                                                          (000's Omitted)
Transfers as reported in the summary of operations
               of the Separate Accounts Statement:
               Transfers to the Separate Accounts          $ 182,664
               Transfers from the Separate Accounts          (68,101)
                                                           ---------
               Net transfers to the Separate Accounts        114,563

Reconciling adjustments:

               Charges for investment management,
               administration, and contract guarantees         5,165
               Interest and gain on seed money                   339
                                                            ---------
Net transfers to Separate Accounts                          $ 120,067
                                                            =========

APPENDIX A

TABLE OF APPLICABLE PERCENTAGES

Attained
Age            Percentage
----           ----------
0-40           250%
41             243%
42             236%
43             229%
44             222%
45             215%
46             209%
47             203%
48             197%
49             191%
50             185%
51             178%
52             171%
53             164%
54             157%
55             150%
56             146%
57             142%
58             138%
59             134%
60             130%
61             128%
62             126%
63             124%
64             122%
65             120%
66             119%
67             118%
68             117%
69             116%
70             115%
71             113%
72             111%
73             109%
74             107%
75-90          105%
91             104%
92             103%
93             102%
94             101%
95+            100%

                    (Union Central logo)
                     Union Central
                    Insurance and Investments


At Union Central, being Reliable for Generations is more than a slogan. It's our mission.


    *Securities products offered through registered representatives of Carillon Investments, Inc., a subsidiary of The Union Central Life Insurance
      Company, P.O. Box 40409, Cincinnati, Ohio
             45240-0409, (800) 999-1840.


    (Recycling logo) Printed on recycled paper
     UC 2304 1/96
     Copyright 1996 -- The Union Central Life Insurance Company
                      1876 Waycross Road, Cincinnati, Ohio 45240